UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07445

SEI Asset Allocation Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: March 31, 2024

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

March 31, 2024

ANNUAL REPORT

SEI Asset Allocation Trust

❯	Defensive Strategy Fund

❯	Defensive Strategy Allocation Fund

❯	Conservative Strategy Fund

❯	Conservative Strategy Allocation Fund

❯	Moderate Strategy Fund

❯	Moderate Strategy Allocation Fund

❯	Aggressive Strategy Fund

❯	Tax-Managed Aggressive Strategy Fund

❯	Core Market Strategy Fund

❯	Core Market Strategy Allocation Fund

❯	Market Growth Strategy Fund

❯	Market Growth Strategy Allocation Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	5
Schedules of Investments	29
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	52
Financial Highlights	56
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	71
Trustees and Officers of the Trust	72
Disclosure of Fund Expenses	75
Board of Trustees Considerations in Approving the Advisory Agreement	80
Notice to Shareholders	83

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at https://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at https://www.sec.gov.

LETTER TO SHAREHOLDERS

March 31, 2024 (Unaudited)

To our Shareholders:

During the one-year reporting period ending March 31, 2024, global financial markets gyrated in response to concerns about central bank monetary policy, the strength of the global economy, and growing geopolitical tensions. Late in the period, global markets rallied in response to generally positive corporate results and investors’ hopes that the Federal Reserve (Fed) and other global monetary policy-makers would pivot to cutting interest rates as inflation subsided.

The Fed slowed the pace of its interest rate-hiking cycle over the first several months of the reporting period as inflation cooled. The central bank raised the federal funds rate in two 25-basis point (0.25%) increments following its meetings in May and July 2023, to a range of 5.25% to 5.50%. However, the Fed left its benchmark rate unchanged for the remainder of the period, ending a rate-hiking cycle that had begun in March 2022. In a statement announcing its rate decision following its meeting in March 2024, the Federal Open Market Committee (FOMC) noted, “Inflation has eased over the past year but remains elevated. The Committee does not expect it will be appropriate to reduce the target range until it has gained greater confidence that inflation is moving sustainably toward 2 percent.” The Fed’s so-called dot plot of economic projections, issued in March 2024, indicated a median federal-funds rate of 4.6% at the end of the year, unchanged from its previous estimate issued in December 2023, signaling that the central bank still may reduce the federal-funds rate by roughly 75 basis points—most likely in three increments of 25 basis points—by the end of this year. The dot plot also projected that core personal-consumption-expenditures (PCE) inflation could rise from its most recent annual increase of 2.4% in January to 2.6% by the end of 2024. The PCE price index is the Fed’s preferred gauge of inflation, as it tracks the change in prices paid by or on behalf of consumers for a more comprehensive set of goods and services than that of the consumer-price index (CPI).

Geopolitical Events

The geopolitical news during the reporting period was dominated by the ongoing Russia-Ukraine war, and later, escalating tensions in the Middle East. Russia’s invasion of Ukraine marked its second anniversary on February 24, 2024, with little hope for a resolution in the near term. Republican Party leaders in the U.S. House of Representatives rejected a bipartisan bill approved in the Senate that would have provided $95 billion in military aid for Ukraine, Israel, and Taiwan. In mid-March, the administration of President Joe Biden announced a plan to send $300 million more in ammunition and other weapons to Ukraine while the U.S. Congress debated a new aid package.

Long-simmering tensions in the Middle East escalated to war following a surprise attack on Israel by Hamas in early October 2023. Hamas, a militant Palestinian nationalist group based in the West Bank and Gaza Strip, seeks to establish an independent Islamic state in Palestine. In addition to the casualties resulting from Hamas’ initial incursion into Israel, the militant group and some of its allies abducted more than 200 soldiers and civilians. A one-week ceasefire in the military conflict between Israel and Hamas expired on November 30, 2023, after the two sides could not reach an agreement on an extension. The truce had led to several hostage and prisoner exchanges between Israel and Hamas. Each side blamed the other for the failure to extend the ceasefire, and fighting resumed following the expiration of the truce. Towards the end of the reporting period, 14 of the 15 countries comprising the United Nations Security Council, which is responsible for maintaining international peace and security, approved a resolution calling for another ceasefire between Israel and Hamas. The U.S. abstained from the vote, angering President Benjamin Netanyahu of Israel, a U.S. ally, who opposed the resolution.

In late January 2024, the U.S. and U.K. (with support from Australia, Bahrain, Canada, and the Netherlands) conducted airstrikes on several targets in Yemen, The military action was in response to Houthi rebel attacks on commercial shipping in the Red Sea off the coast of Yemen. The Houthi movement is an Iran-backed militant group that seized Sanaa, Yemen’s capital, in 2014. The group has attacked U.S. military bases in Iraq and Syria, as well as numerous commercial ships in the Red Sea, forcing international shipping companies to reroute their vessels around the Cape of Good Hope in South Africa, putting upward pressure on freight costs. In late January 2024, an Iran-backed militia group conducted a drone attack at a U.S. military base in Jordan, killing three U.S. troops. The coalition subsequently conducted a retaliatory strike on 18 Houthi military targets in Yemen. In late March, the Houthis reached agreements with China and Russia to allow safe passage for their ships through the Red Sea and Gulf of Aden.

SEI Asset Allocation Trust

LETTER TO SHAREHOLDERS (Concluded)

March 31, 2024 (Unaudited)

Economic Performance

The U.S. Department of Labor reported that the CPI advanced 0.4% in February 2024, following a 0.3% upturn in January. The 3.2% year-over-year advance in the index modestly exceeded market expectations, and was up slightly from the 3.1% annual increase in January. Housing and gasoline prices accounted for approximately 60% of the month-over-month rise in the CPI. Costs for utility gas services were up 2.3% month-over-month in February, but fell 8.8% over the previous year. Food prices were flat in February and rose 2.2% year-over-year, down from the 2.6% annual upturn in January. The 3.8% rolling 12-month rise in core inflation, as measured by the CPI for all items less food and energy, was down 0.1% from the 3.9% year-over-year increase in January.

According to the third estimate from the Department of Commerce, U.S. gross domestic product (GDP) grew at an annualized rate of 3.4% in the fourth quarter of 2023, slightly higher than the second estimate of 3.2% but down from the 4.9% rise in the third quarter. The U.S. economy expanded by 2.5% for the 2023 calendar year, topping 2022’s 1.9% annual rise, bolstered mainly by increases in consumer spending—which comprises more than two-thirds of U.S. GDP—and nonresidential fixed investment (purchases of both nonresidential structures and equipment and software). The largest contributors to GDP growth for the fourth quarter included consumer spending, state and local government spending, and exports. The government attributed the lower economic growth rate in the fourth quarter relative to the previous three-month period primarily to slowdowns in private inventory investment (a measure of the changes in values of inventories from one time period to the next) and federal government spending.

It appears that the U.K. economy slipped into recession—defined as two consecutive quarters of negative GDP growth—at the end of last year. The Office for National Statistics (ONS) estimated that U.K. GDP fell 0.3% over the fourth quarter of 2023, following a 0.1% dip during the third quarter. However, the economy rebounded somewhat in January 2024, expanding 0.2%. According to Eurostat, eurozone GDP was flat in the fourth quarter of 2023, a slight uptick from the 0.1% decline in the third quarter, and grew 0.5% for the 2023 calendar year. The economies of Denmark, Croatia, and Slovenia were the strongest performers for the fourth quarter, expanding 2.0%, 1.3% and 1.1%, respectively. Conversely, Ireland’s GDP fell 3.4%, while the economies of Estonia and Finland each contracted by 0.7% during the quarter.

Inflation in the U.K. and the eurozone slowed considerably over the reporting period. The ONS reported that inflation in the U.K., as measured by CPI, rose 3.4% year-over-year in February 2024 (the most recent data available), down sharply from the 9.2% annual increase in February 2023. Core inflation, which excludes volatile food prices, rose at an annual rate of 4.5% in February, down from the 5.1% year-over-year increase in January. Eurostat pegged the inflation rate for the eurozone at 2.6% for the 12-month period ending in February, modestly lower than the 2.8% annual increase in January. Core inflation rose at an annual rate of 3.1% in February, down 0.2% from the 3.3% year-over-year increase in January.

Market Developments

Global equity markets, as measured by the MSCI ACWI Index, gained 23.2% over the reporting period despite numerous bouts of volatility. North America was the top-performing region among the developed markets for the reporting period due mainly to strength in the U.S., while the Far East region benefited largely from a strong rally in Japan. The Pacific ex Japan region posted a relatively small positive return and was the most notable laggard among developed markets over the period, attributable mainly to substantial weakness in Hong Kong and New Zealand. The top performers among emerging markets included Eastern Europe (particularly Hungary, Greece, and Poland) and Europe (mainly Colombia and Peru). Conversely, the Far East region posted a modest gain and was the primary laggard among the emerging markets for the period, attributable to notable weakness in China.

Global fixed-income assets, as represented by the Bloomberg Global Aggregate Bond Index, returned 0.5% for the reporting period. Global high-yield bonds outperformed their investment-grade corporate and government counterparts. In the U.S., high-yield bonds ended the period with substantial gains, outperforming investment-grade corporate bonds, U.S. Treasurys, and mortgage-backed securities (MBS). The U.S. Treasury yield curve remained inverted during the period, as yields on shorter-term bonds exceeded those on longer-dated securities. The yield on the 10-year U.S. Treasury note moved higher for most of the reporting period, crossing 5% in overnight trading on late October—its highest level since July 2007. The 10-year yield subsequently dropped to a low of 3.79% in late December 2023, then rebounded to end the reporting period at 4.20%—up 0.72% year-over-year (bond prices move inversely to interest rates). Yields rose across the Treasury curve over the period. Yields on 2-, 3-, 5- and 10-year

SEI Asset Allocation Trust

Treasury notes rose 0.53%, 0.59%, 0.61%, and 0.72%, respectively, during the period. The yield spread between 10- and 2-year notes narrowed from -0.58% to -0.39% over the period.

Global commodity prices, as measured by the Bloomberg Commodity Total Return Index, dipped 0.6% in U.S. dollar terms during the reporting period. Prices for West Texas Intermediate crude oil and Brent crude moved higher over the period as ongoing geopolitical tensions in the Middle East spurred investors’ worries about a disruption in oil exports. The gold price ended the period in positive territory as the Fed slowed and subsequently paused its rate-hiking cycle. The New York Mercantile Exchange (NYMEX) natural gas price fell over the reporting period due to an increase in inventories and falling demand due to above-average temperatures in the U.S. for much of the winter of 2023-2024. Wheat prices declined during the reporting period, hampered by Russia’s shipments of large quantities of cheaply priced grain. The downturn more than offset a rebound in the wheat price in the fourth quarter of 2023, due mainly to a reduction in exports from Ukraine due to the nation’s ongoing conflict with Russia.

Our View

U.S. interest-rate expectations have converged thus far in 2024, as stubborn inflation data and a mixed employment picture have led investors to back away from predictions of aggressive interest-rate reductions from the Fed. As of the end of the first quarter, roughly three rate cuts were priced in, most likely starting in June, putting market expectations only slightly ahead of our own. Nonetheless, risks to this view are, in our opinion, clearly on the side of fewer rate cuts.

We would not be surprised to see mild weakness in the jobs data seize the attention of policy-makers and serve as a catalyst for the first rate cut in early summer, even if inflation remains above target. We believe inflation will remain stickier than expected on a slower decline in service inflation and a continued rebound in goods inflation.

U.S. equity investors are starting the quarter from what can only be described as “elevated levels” in the market. The S&P 500 Index currently trades at a forward price-to-earnings (P/E) ratio of 21. That is well above the historical average of roughly 16 and a good distance away from the rest of the world at just under 14. While it is true that equity market performance has broadened thus far in 2024—Japanese stocks are enjoying a strong rally and, in the U.S., the Magnificent Seven” mega-cap technology stocks are ending their run in favor of the “Fab Four” or maybe the “Terrific Trio”—quite a bit of good news is already priced into the U.S. market. Starting from here, the bar has been set fairly high for earnings to outperform expectations and drive prices higher. We acknowledge that P/E multiples can still expand from these heights, especially if they’re helped along by a pivot to easier monetary policy via interest-rate cuts from the Fed.

The 10-year U.S. Treasury yield is down from the 16-year high of 5% reached in October 2023, but well above where it started the year. We see additional room for bond yields to move higher, not only on the aforementioned sticky inflation data, but also on the substantial budget funding pressures and the lack of term premium priced into the yield curve. We would not be surprised to see the 10-year Treasury yield retest the 5% level even with the prospect of rate cuts on the horizon.

Sincerely,

James Smigiel Chief Investment Officer

SEI Asset Allocation Trust

Definition of Indices*

Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

Bloomberg Global Aggregate Bond Index is a market capitalization-weighted index that tracks the performance of investment-grade (rated BBB- or higher by S&P Global Ratings/Fitch Ratings or Baa3 or higher by Moody’s Investors Service) fixed-income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

Bloomberg U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

ICE BofA US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

MSCI ACWI Index is a market capitalization-weighted index that tracks the performance of over 2,000 companies, and is representative of the market structure of 48 developed and emerging-market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada.

Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged, market weighted index that consists of approximately 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

*

An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Defensive Strategy Fund

I. Objective

The Defensive Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing current income and the opportunity for limited capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Exchange Traded Funds (SETF) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For one-year period ending March 31, 2024, the Fund’s Class F shares returned 5.13%. The Fund’s primary benchmark—the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned 1.70%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocations during the reporting period included SDIT Short-Duration Government Fund, SIMT Multi-Asset Capital Stability Fund, and SIMT Conservative Income Fund. All three funds contributed positively to Defensive Strategy Fund’s performance. SIMT Multi-Asset Capital Stability Fund was the strongest performer as it has some exposure to risk assets, which investors favored during the period. No allocations detracted from Fund performance over the reporting period. The least significant positive contributor to performance was SIMT U.S. Managed Volatility Fund due to its relatively small allocation in the Fund. SIMT U.S. Managed Volatility Fund posted the highest absolute return among all other allocations in the Fund. However, U.S. Managed Volatility Fund struggled relative to its benchmark over the period as mega-cap tech stocks drove much of the market’s strong performance. Nevertheless, the Fund still contributed positively to Defensive Strategy Fund’s overall absolute performance. Both U.S. Managed Volatility Fund and SIMT Global Managed Volatility Fund generally seek to achieve equity-like returns with lower levels of volatility than their respective benchmarks.

There were no tactical tilts in the Fund during the reporting period.

The Fund outperformed the Bloomberg U.S. Aggregate Bond Index over the reporting period due to its allocations toward equities. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the Fund’s primary benchmark.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Defensive Strategy Fund (Concluded)

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Fund, Class F	5.13%	1.62%	2.30%	2.04%	2.22%
Defensive Strategy Fund, Class I	4.99%	1.37%	2.08%	1.78%	1.98%
Bloomberg U.S. Aggregate Bond Index*	1.70%	-2.46%	0.36%	1.54%	3.09%
S&P 500 Index**	29.88%	11.49%	15.05%	12.96%	10.40%
ICE BofA U.S. 3-Month Treasury Bill Index***	5.24%	2.58%	2.02%	1.38%	1.51%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Fund, Class F and Class I, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the ICE BofA U.S. 3-Month Treasury Bill Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

**	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
***	The ICE BofA U.S. 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Defensive Strategy Allocation Fund

I. Objective

The Defensive Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 5.98%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 29.88%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocations during the reporting period included SDIT Government Fund and SIMT High Yield Bond Fund, both of which contributed positively to Fund performance over the period. The Fund outperformed the Bloomberg U.S. Aggregate Bond Index over the period as credit risk, and risk assets in general, performed well. High-yield bonds benefited from both narrowing spreads and lower U.S. Treasury yields in the second half of the reporting period. Money market funds and other cash substitute assets outperformed broad investment-grade credit and U.S. Treasury securities due to a rise in interest-rate risk.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the Fund’s primary benchmark, S&P 500 Index, which is representative of the broad U.S. stock market. Although the Fund’s performance trailed the S&P 500 Index for the reporting period, its overall performance was in line with our expectations for the Fund’s asset allocation.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Allocation Fund, Class F	5.98%	2.19%	-1.23%	2.89%	5.18%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
Bloomberg U.S. Aggregate Bond Index**	1.70%	-2.46%	0.36%	1.54%	3.09%

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Defensive Strategy Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class F, the S&P 500 Index, and the Bloomberg U.S. Aggregate Bond Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Conservative Strategy Fund

I. Objective

The Conservative Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), SEI Exchange Traded Funds (SETF) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 6.32%. The Fund’s primary benchmark—the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned 1.70%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocations during the reporting period included SIMT Multi-Asset Capital Stability Fund, SDIT Short-Duration Government Fund, and SIMT Core Fixed Income Fund, all of which contributed positively to Fund performance. SIMT Multi-Asset Capital Stability Fund was the strongest performer as it has some exposure to risk assets, which investors favored over the period. No allocations detracted from the Fund’s performance over the reporting period. The smallest positive contributor was SIMT Real Return Fund due to its relatively smaller allocation and an increase in interest-rate risk during the period. SIMT U.S. Managed Volatility Fund recorded the highest absolute return among the Fund’s allocations. The SIMT U.S. Managed Volatility Fund struggled over the period relative to its benchmark, the Russell 3000 Index, as mega-cap tech stocks drove much of the market’s strong performance; however, it still contributed positively to the Fund’s overall absolute performance. Both SIMT U.S. Managed Volatility Fund and SIMT Global Managed Volatility Fund generally seek to achieve equity-like returns with lower levels of volatility than their respective benchmarks.

There were no tactical tilts in the Fund during the reporting period.

The Fund outperformed its primary benchmark, the Bloomberg U.S. Aggregate Bond Index, over the period due to its allocations to commodities and the two SIMT

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Conservative Strategy Fund (Concluded)

Managed Volatility funds. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the Fund’s primary benchmark.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Fund, Class F	6.32%	1.86%	2.84%	2.80%	3.15%
Conservative Strategy Fund, Class D	5.63%	1.09%	2.07%	2.01%	2.33%
Conservative Strategy Fund, Class I	6.11%	1.63%	2.59%	2.55%	2.99%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
Bloomberg U.S. Aggregate Bond Index**	1.70%	-2.46%	0.36%	1.54%	3.09%
ICE BofA U.S. 3-Month Treasury Bill Index***	5.24%	2.58%	2.02%	1.38%	1.51%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the ICE BofA U.S. 3-Month Treasury Bill Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The ICE BofA U.S. 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Conservative Strategy Allocation Fund

I. Objective

The Conservative Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing an opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 10.88%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 29.88%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocations during the reporting period included SIMT High Yield Bond Fund and SIMT U.S. Managed Volatility Fund, which comprised roughly two-thirds of the portfolio. High-yield bonds benefited from both narrowing spreads and lower U.S. Treasury yields in the second half of the reporting period. SIMT U.S. Managed Volatility Fund struggled over the period relative to its benchmark, the Russell 3000 Index, as mega-cap tech stocks drove much of the market’s strong performance; however, it still contributed positively to the Fund’s overall absolute performance. SDIT Government Fund and SIMT Real Estate Fund comprised the remaining portion of the Fund’s allocations. Real Estate Fund performed well, driven mainly by strong housing market activity and the perceived peak in interest rates for the cycle. There were no detractors from Fund performance during the period.

Despite lagging its primary benchmark, the S&P 500 Index, for the reporting period, the Fund’s overall performance was in line with our expectations for its asset allocation. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the Fund’s primary benchmark.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Conservative Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Allocation Fund, Class F	10.88%	4.39%	4.49%	5.98%	7.08%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
Bloomberg U.S. Aggregate Bond Index**	1.70%	-2.46%	0.36%	1.54%	3.09%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Allocation Fund, Class F, the S&P 500 Index, and the Bloomberg U.S. Aggregate Bond Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Moderate Strategy Fund

I. Objective

The Moderate Strategy Fund (the “Fund”) seeks capital appreciation while managing the risk of loss.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), SEI Exchange Traded Funds (SETF) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 7.08%. The Fund’s primary benchmark—the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned 1.70%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocations during the reporting period included SIMT Core Fixed Income Fund, SIMT Multi-Asset Accumulation Fund, SIMT Global Managed Volatility Fund, and SIMT Multi-Asset Capital Stability Fund. All four funds contributed positively to Fund performance. SIMT Global Managed Volatility Fund was the largest contributor due to its exposure to equity risk. No allocations detracted from Fund performance over the reporting period. The smallest positive contributor to Fund performance was SIMT Real Return Fund due to its relatively smaller allocation, and as investors turned away from interest-rate risk during the period. SEI Enhanced U.S. Large Cap Value Factor ETF posted the strongest absolute performance relative to all other allocations in the Fund. Both SIMT U.S. Managed Volatility Fund and SIMT Global Managed Volatility Fund generally seek to achieve equity-like returns with lower levels of volatility than their respective benchmarks. The SIMT U.S. Managed Volatility Fund struggled over the period relative to its benchmark, the Russell 3000 Index, as mega-cap tech stocks drove much of the market’s strong performance; however, it still contributed positively to the Fund’s overall absolute performance.

There were no tactical tilts in the Fund during the reporting period.

The Fund outperformed its primary benchmark, the Bloomberg U.S. Aggregate Bond Index, over the reporting period due to its allocations to commodities and the two Managed Volatility funds. The Fund is

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Moderate Strategy Fund (Concluded)

designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Fund, Class F	7.08%	1.80%	3.45%	3.72%	4.33%
Moderate Strategy Fund, Class D	6.39%	1.08%	2.71%	2.95%	3.49%
Moderate Strategy Fund, Class I	6.85%	1.57%	3.20%	3.46%	4.19%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
Bloomberg U.S. Aggregate Bond Index**	1.70%	-2.46%	0.36%	1.54%	3.09%
MSCI EAFE Index***	15.32%	4.78%	7.33%	4.80%	6.29%
ICE BofA U.S. 3-Month Treasury Bill Index****	5.24%	2.58%	2.02%	1.38%	1.51%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Fund, Class F, Class D and Class I, the Bloomberg U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index, and the ICE BofA U.S. 3-Month Treasury Bill Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

****	The ICE BofA U.S. 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Moderate Strategy Allocation Fund

I. Objective

The Moderate Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 12.60%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 29.88%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocation during the reporting period was SIMT U.S. Managed Volatility Fund. Given its exposure to the broad U.S. equity market, the SIMT U.S. Managed Volatility Fund was the top contributor to the Fund’s performance over the period. The U.S. Managed Volatility Fund struggled over the period relative to its benchmark, the Russell 3000 Index, as mega-cap tech stocks drove much of the market’s strong performance. SIMT Tax Managed Large Cap Fund was the next-largest contributor to Fund performance as U.S. large-cap equities comprised the top-performing asset class globally over the period, driven by mega-cap tech stocks and investors’ desire for direct and indirect exposure to artificial intelligence (AI). SDIT Government Fund and SIT International Equity Fund were the smallest contributors to the Fund’s performance due to their relatively smaller allocations.

Although the Fund lagged its primary benchmark, the S&P 500 Index, for the reporting period, its overall performance was in line with our expectations for the Fund’s asset allocation. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Moderate Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Allocation Fund, Class F	12.60%	5.71%	6.17%	6.83%	7.35%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
Bloomberg U.S. Aggregate Bond Index**	1.70%	-2.46%	0.36%	1.54%	3.09%
MSCI EAFE Index***	15.32%	4.78%	7.33%	4.80%	6.29%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the MSCI EAFE Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Aggressive Strategy Fund

I. Objective

The Aggressive Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Exchange Traded Funds (SETF).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 15.56%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 29.88%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocations during the reporting period included SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund, and SIT International Equity Fund. All three funds contributed positively to Fund performance, with SIMT Large Cap Fund was the top contributor to performance, benefiting from exposure to equity risk.

The smallest positive contributor to Fund performance over the reporting period was SIMT Core Fixed Income Fund. SEI Enhanced U.S. Large Cap Value Factor ETF garnered the highest absolute return among all other allocations in the Fund. The top-contributing allocations during the period were SIMT Large Cap Fund and SIMT Dynamic Asset Allocation Fund, given their exposures to U.S. large-cap stocks, which comprised the strongest-performing sector among global equities. The funds’ performance was driven by mega-cap tech stocks and investors’ desire for direct and indirect exposures to artificial intelligence (AI).

No allocations detracted from Fund performance over the reporting period.

There were no tactical tilts in the Fund during the reporting period.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the reporting period as its underlying fund allocations saw mixed relative performance. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Aggressive Strategy Fund (Concluded)

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Aggressive Strategy Fund, Class F	15.56%	3.06%	6.89%	5.97%	6.18%
Aggressive Strategy Fund, Class D	14.61%	2.28%	6.09%	5.17%	5.92%
Aggressive Strategy Fund, Class I	15.22%	2.80%	6.62%	5.70%	5.87%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
MSCI EAFE Index**	15.32%	4.78%	7.33%	4.80%	6.29%

Comparison of Change in the Value of a $100,000 Investment in the Aggressive Strategy Fund, Class F, Class D and Class I, versus the S&P 500 Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Tax-Managed Aggressive Strategy Fund

I. Objective

The Tax-Managed Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Institutional International Trust (SIT).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 19.53%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 29.88%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (ETI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocation during the reporting period was SIMT Tax Managed Large Cap Fund, given its exposure to U.S. large-cap stock, which comprised the strongest-performing sector among global equities. The Fund’s performance benefited from positions in mega-cap tech stocks and investors’ desire for direct and indirect exposures to artificial intelligence (AI). SIMT Tax Managed Small/Mid Cap Fund and SIT International Equity Fund also contributed to performance due to the overall positive performance of global equity market indexes. SIT Emerging Markets Debt Portfolio and SIT Emerging Markets Equity Fund were the smallest contributors to Fund performance due to their relatively small allocations, although both funds performed well over the reporting period.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark, the S&P 500 Index. Although the Fund’s performance lagged the S&P 500 Index for the period, its overall performance was in line with our expectations for the Fund’s asset allocation.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Tax-Managed Aggressive Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tax-Managed Aggressive Strategy Fund, Class F	19.53%	6.36%	9.95%	8.01%	7.75%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
MSCI EAFE Index**	15.32%	4.78%	7.33%	4.80%	6.29%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Aggressive Strategy Fund, Class F, the S&P 500 Index, and the MSCI EAFE Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Core Market Strategy Fund

I. Objective

The Core Market Strategy Fund (the “Fund”) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Exchange Traded Funds (SETF).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 9.61%. The Fund’s primary benchmark—the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned 1.70%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocations during the reporting period included SIMT Core Fixed Income Fund, SIMT Multi-Asset Accumulation Fund, SIT International Equity Fund, and SIMT Multi-Asset Inflation Managed Fund. All four funds contributed positively to Fund performance. SIT International Equity Fund was the top contributor attributable to its exposure to equity risk. No allocations detracted from Fund performance over the reporting period.

SEI Enhanced U.S. Large Cap Quality Factor ETF was the smallest positive contributor to the Fund’s performance for the reporting period due to its comparatively small allocation and its tilt toward higher-quality U.S. stocks, which underperformed during the period. SEI Enhanced U.S. Large Cap Value Factor ETF posted the strongest absolute performance among all other allocations in the Fund.

The top contributors to the Fund‘s performance among allocations were SIMT Large Cap Fund and SIMT Dynamic Asset Allocation Fund, given their exposures to U.S. large-cap stocks, which comprised the strongest-performing sector among global equities. Both funds benefited from the strong performance of mega-cap tech stocks and investors’ desire for direct and indirect exposures to artificial intelligence (AI).

There were no tactical tilts in the Fund during the reporting period.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the period as the relative

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Core Market Strategy Fund (Concluded)

performance of its underlying funds was mixed. The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Fund, Class F	9.61%	1.28%	4.45%	4.14%	4.84%
Core Market Strategy Fund, Class I	10.15%	1.73%	4.96%	4.53%	5.15%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
Bloomberg U.S. Aggregate Bond Index**	1.70%	-2.46%	0.36%	1.54%	3.09%
MSCI EAFE Index***	15.32%	4.78%	7.33%	4.80%	6.29%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Fund, Class F and Class I, versus the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Core Market Strategy Allocation Fund

I. Objective

The Core Market Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Institutional International Trust (SIT).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 19.49%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 29.88%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocation during the reporting period was SIMT Tax Managed Large Cap Fund. Given its exposure to U.S. large-cap stocks, which comprised the strongest-performing sector among global equities, the Fund was the top contributor to Core Market Strategy Allocation Fund’s performance over the period by a significant margin, driven by mega-cap tech stocks and the investors’ desire direct and indirect exposures to artificial intelligence (AI). SIMT Tax Managed Small/Mid Cap Fund and SIT International Equity Fund also contributed to performance, driven by positive performance of the overall global equity market indexes. SIT Emerging Markets Debt Portfolio and SIT Emerging Markets Equity Fund were the smallest contributors to the Fund’s overall performance due to their relatively small allocations, although the funds performed well over the period. There were no detractors from Fund performance over the reporting period.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark, the S&P 500 Index. Despite lagging its primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Core Market Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Allocation Fund, Class F	19.49%	6.34%	9.92%	8.00%	7.34%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
Bloomberg U.S. Aggregate Bond Index**	1.70%	-2.46%	0.36%	1.54%	3.09%
MSCI EAFE Index***	15.32%	4.78%	7.33%	4.80%	6.29%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Market Growth Strategy Fund

I. Objective

The Market Growth Strategy Fund (the “Fund”) seeks to generate capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Exchange Traded Funds (SETF).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 11.93%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 29.88%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocations during the reporting period included SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund, SIT International Equity Fund, and SIMT Core Fixed Income Fund. All four funds contributed positively to Fund performance. SIMT Large Cap Fund was the top contributor, benefiting from exposure to equity risk.

The smallest positive contributor to performance for the period was SIMT Multi-Asset Inflation Managed Fund, as inflation was relatively tame over the period and inflation exposure was out of favor. SEI Enhanced U.S. Large Cap Value Factor ETF garnered the highest absolute return among all other allocations in the Fund. Some of the top-contributing allocations were SIMT Large Cap Fund and SIMT Dynamic Asset Allocation Fund, given their exposure to U.S. large-cap stocks, which comprised the strongest-performing sector among global equities. The funds’ performance was driven by mega-cap tech stocks and investors’ desire for direct and indirect exposures to artificial intelligence (AI).

No allocations detracted from Fund performance over the reporting period.

There were no tactical tilts in the Fund during the reporting period.

The Fund underperformed its primary benchmark, the S&P 500 Index, over the reporting period as the relative performance of its underlying funds was mixed. The Fund is designed to have exposure to a range of asset

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Market Growth Strategy Fund (Concluded)

classes, not all of which are reflected in its primary benchmark.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Fund, Class F	11.93%	2.34%	5.58%	4.88%	5.31%
Market Growth Strategy Fund, Class D	11.05%	1.57%	4.79%	4.10%	4.64%
Market Growth Strategy Fund, Class I	11.60%	2.06%	5.30%	4.61%	5.04%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
Bloomberg U.S. Aggregate Bond Index**	1.70%	-2.46%	0.36%	1.54%	3.09%
MSCI EAFE Index***	15.32%	4.78%	7.33%	4.80%	6.29%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the MSCI EAFE Index.

[1]	For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Market Growth Strategy Allocation Fund

I. Objective

The Market Growth Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Institutional International Trust (SIT).

III. Return vs. Benchmark

For the one-year period ending March 31, 2024, the Fund’s Class F shares returned 19.50%. The Fund’s primary benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 29.88%.

IV. Fund Attribution

The global financial landscape during the reporting period ending March 31, 2024, was dominated by resilient equity markets, reflecting a broader economic recovery and ongoing adjustments to post-pandemic conditions. In the equities arena, U.S. markets continued to lead, buoyed by the robust performance of the technology and health care sectors, which benefited from technological advancements and strong corporate earnings. Despite the volatility driven by geopolitical tensions and monetary policy adjustments, global equities, particularly in developed markets, demonstrated strength, underpinned by consumer spending and innovation. However, emerging markets encountered challenges, navigating through currency fluctuations and external geopolitical pressures in the Middle East and Russia. International equities saw mixed outcomes; European stocks capitalized on a resurgence in tourism and consumer activity, while Asian equities grappled with regulatory interventions in China and persistent supply-chain disruptions.

The fixed-income market experienced significant adjustments and volatility over the reporting period, largely influenced by the Federal Reserve (Fed) adjusting its stance in response to a reduction in inflationary pressures with a resilient job market. The Fed raised its target federal-funds rate in two increments of 25 basis points (0.25%) to a range of 5.25-5.5% in May and July 2023, and implied that it would pause its rate-hiking cycle. This resulted in a downward shift in the U.S. Treasury yield curve after peaking at 5% in October 2023. High-yield bonds found favor among investors seeking higher returns in a “risk-on” market environment. The narrative in the commodities market during the reporting period was fluctuating energy prices, with West Texas Intermediate (WTI) crude oil and Brent crude oil experiencing swings due to geopolitical tensions and Organization of the Petroleum Exporting Countries (OPEC) production decisions. Notably, gold emerged as a standout performer, reaching unprecedented highs as investors flocked to the precious metal as a hedge against inflation and currency devaluation.

The Fund’s largest allocation during the reporting period was SIMT Tax Managed Large Cap Fund. Given its exposure to U.S. large–cap stocks, which comprised the strongest-performing sector among global equities, the SIMT Tax Managed Large Cap Fund was the top contributor to performance over the period by a significant margin, driven by mega-cap tech stocks and investors’ desire for direct and indirect exposures to artificial intelligence (AI). SIMT Tax Managed Small/Mid Cap Fund and SIT International Equity Fund also contributed to performance, attributable to the positive performance of the overall global equity market indexes. SIT Emerging Markets Debt Portfolio and SIT Emerging Markets Equity Fund were the least significant contributors to the Fund’s overall performance due to their relatively small allocations, although the two funds performed well over the period.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the Fund’s primary benchmark, the S&P 500 Index. Although the Fund’s performance lagged the S&P 500 Index for the reporting period, its overall performance was in line with our expectations for the Fund’s asset allocation.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2024 (Unaudited)

Market Growth Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Allocation Fund, Class F	19.50%	6.36%	9.93%	8.00%	7.55%
S&P 500 Index*	29.88%	11.49%	15.05%	12.96%	10.40%
Bloomberg U.S. Aggregate Bond Index**	1.70%	-2.46%	0.36%	1.54%	3.09%
MSCI EAFE Index***	15.32%	4.78%	7.33%	4.80%	6.29%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2024. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Defensive Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 56.7%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	305,325	$3,029
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	155,465	1,556
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	81,819	778
SEI Institutional Managed Trust Real Return Fund, Cl Y	53,930	516

Total Fixed Income Funds
(Cost $5,866) ($ Thousands)		5,879
Multi-Asset Funds — 29.0%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	205,260	2,098
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	39,622	388
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	66,321	519

Total Multi-Asset Funds
(Cost $2,930) ($ Thousands)		3,005
Equity Funds — 9.3%
SEI Enhanced Low Volatility US Large Cap ETF	83	2
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	72,917	751
SEI Institutional Managed Trust Liquid Alternative Fund, Cl Y	19,638	207
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1	—

Total Equity Funds
(Cost $896) ($ Thousands)		960

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Money Market Fund — 5.0%
SEI Daily Income Trust Government Fund, Institutional Class, 5.005%**	518,619	$519

Total Money Market Fund
(Cost $519) ($ Thousands)		519

Total Investments in Securities — 100.0%
(Cost $10,211) ($ Thousands)		$10,363

Percentages are based on Net Assets of $10,365 ($ Thousands).
**	The rate reported is the 7-day effective yield as of March 31, 2024.

Cl — Class

As of March 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Defensive Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$3,554	$1,670	$(2,199)	$(140)	$144	$3,029	$106	$—
SEI Institutional Managed Trust Conservative Income, Cl Y	1,773	901	(1,118)	—	—	1,556	90	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	712	629	(551)	(111)	99	778	30	—
SEI Institutional Managed Trust Real Return Fund, Cl Y	594	289	(365)	(28)	26	516	16	—
SEI Institutional Managed Trust Multi-Asset Capital Stability, Cl Y	2,377	1,174	(1,528)	(13)	88	2,098	89	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	596	236	(452)	(37)	45	388	32	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	594	310	(382)	(1)	(2)	519	22	—
SEI Enhanced Low Volatility US Large Cap ETF	303	—	(309)	13	(5)	2	2	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	598	707	(591)	(5)	42	751	16	30
SEI Institutional Managed Trust Liquid Alternative Fund, Cl Y	—	324	(127)	—	10	207	5	2
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	241	12	(254)	21	(20)	—	1	—
SEI Daily Income Trust Government Fund, Institutional Class	591	299	(371)	—	—	519	28	—
Totals	$11,933	$6,551	$(8,247)	$(301)	$427	$10,363	$437	$32

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Defensive Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 99.9%
Money Market Fund — 80.7%
SEI Daily Income Trust Government Fund, Institutional Class, 5.005%**‡	2,057,619	$2,058

Total Money Market Fund
(Cost $2,058) ($ Thousands)		2,058

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Fixed Income Fund — 19.2%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	91,590	$491

Total Fixed Income Fund
(Cost $522) ($ Thousands)		491

Total Investments in Securities — 99.9%
(Cost $2,580) ($ Thousands)		$2,549

Percentages are based on Net Assets of $2,551 ($ Thousands).
**	The rate reported is the 7-day effective yield as of March 31, 2024.
‡

Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

Cl — Class

As of March 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Daily Income Trust Government Fund, Institutional Class	$2,707	$191	$(840)	$—	$—	$2,058	$122	$—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	651	87	(237)	(47)	37	491	60	14
Totals	$3,358	$278	$(1,077)	$(47)	$37	$2,549	$182	$14

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Conservative Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 50.3%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	461,918	$4,582
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	139,021	1,290
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	73,803	641
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	321,909	3,222
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	499,299	4,748
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	120,421	646
SEI Institutional Managed Trust Real Return Fund, Cl Y	134,220	1,285

Total Fixed Income Funds
(Cost $16,924) ($ Thousands)		16,414
Multi-Asset Funds — 28.4%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	88,221	643
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	542,670	5,546
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	147,567	1,446
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	206,027	1,611

Total Multi-Asset Funds
(Cost $9,146) ($ Thousands)		9,246
Equity Funds — 21.3%
SEI Enhanced Low Volatility US Large Cap ETF	45,200	1,256
SEI Institutional International Trust International Equity Fund, Cl Y	70,296	854
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	293,398	3,022
SEI Institutional Managed Trust Liquid Alternative Fund, Cl Y	91,422	963

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	54,994	$839

Total Equity Funds
(Cost $6,315) ($ Thousands)		6,934

Total Investments in Securities — 100.0%
(Cost $32,385) ($ Thousands)		$32,594

Percentages are based on Net Assets of $32,595 ($ Thousands).

Cl — Class

As of March 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$6,919	$268	$(2,579)	$(185)	$159	$4,582	$178	$—
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	1,849	114	(692)	(9)	28	1,290	67	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,385	71	(848)	(110)	143	641	50	—
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	4,615	359	(1,751)	1	(2)	3,222	206	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	5,566	1,714	(2,333)	(535)	336	4,748	207	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,378	126	(839)	(204)	185	646	90	16
SEI Institutional Managed Trust Real Return Fund, Cl Y	1,845	109	(653)	(44)	28	1,285	45	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,390	46	(799)	(324)	330	643	14	—
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	7,829	473	(2,962)	8	198	5,546	228	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	2,777	145	(1,486)	(92)	102	1,446	126	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	2,304	188	(878)	(109)	106	1,611	65	—
SEI Enhanced Low Volatility US Large Cap ETF	1,993	—	(876)	36	103	1,256	29	—
SEI Institutional International Trust International Equity Fund, Cl Y	—	1,235	(426)	(13)	58	854	20	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	5,100	226	(2,481)	(107)	284	3,022	62	119
SEI Institutional Managed Trust Liquid Alternative Fund, Cl Y	—	1,401	(498)	9	51	963	17	10
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,629	167	(943)	16	(30)	839	24	92
Totals	$46,579	$6,642	$(21,044)	$(1,662)	$2,079	$32,594	$1,428	$237

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Conservative Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 47.2%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	179,112	$2,726
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	372,353	5,679

Total Equity Funds
(Cost $5,987) ($ Thousands)		8,405

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Fixed Income Fund — 32.9%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,095,606	$5,872

Total Fixed Income Fund
(Cost $6,482) ($ Thousands)		5,872
Money Market Fund — 19.9%
SEI Daily Income Trust Government Fund, Institutional Class, 5.130%**	3,545,738	3,546

Total Money Market Fund
(Cost $3,546) ($ Thousands)		3,546

Total Investments in Securities — 100.0%
(Cost $16,015) ($ Thousands)		$17,823

Percentages are based on Net Assets of $17,824 ($ Thousands).

** The rate reported is the 7-day effective yield as of March 31, 2024.

Cl — Class

As of March 31, 2024, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Institutional Managed Trust Real Estate Fund, Cl Y	$3,052	$367	$(994)	$49	$252	$2,726	$58	$15
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	6,056	1,019	(1,380)	125	(141)	5,679	123	605
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	6,350	1,013	(1,384)	(355)	248	5,872	623	152
SEI Daily Income Trust Government Fund, Institutional Class	3,784	508	(746)	—	—	3,546	181	—
Totals	$19,242	$2,907	$(4,504)	$(181)	$359	$17,823	$985	$772

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Moderate Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 37.1%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	598,754	$5,940
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	274,860	2,551
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	245,903	2,134
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,748,386	16,627
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	399,258	2,140
SEI Institutional Managed Trust Real Return Fund, Cl Y	266,252	2,548

Total Fixed Income Funds
(Cost $34,674) ($ Thousands)		31,940
Equity Funds — 34.8%
SEI Enhanced Low Volatility US Large Cap ETF	125,160	3,478
SEI Enhanced US Large Cap Momentum Factor ETF	379	12
SEI Enhanced US Large Cap Quality Factor ETF	221	7
SEI Enhanced US Large Cap Value Factor ETF	309	10
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	243,212	2,668
SEI Institutional International Trust International Equity Fund, Cl Y	332,021	4,034
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	104,979	1,720
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	1,043,981	10,753
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1	—
SEI Institutional Managed Trust Liquid Alternative Fund, Cl Y	408,304	4,303
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	198,003	3,019

Total Equity Funds
(Cost $28,020) ($ Thousands)		30,004
Multi-Asset Funds — 28.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,123,391	8,190

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	835,527	$8,539
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	327,644	3,211
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	546,979	4,277

Total Multi-Asset Funds
(Cost $25,529) ($ Thousands)		24,217

Total Investments in Securities — 100.0%
(Cost $88,223) ($ Thousands)		$86,161

Percentages are based on Net Assets of $86,152 ($ Thousands).

Cl — Class

As of March 31, 2024, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Moderate Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$7,453	$444	$(1,945)	$(141)	$129	$5,940	$204	$—
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	2,810	253	(546)	(8)	42	2,551	117	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	2,834	168	(975)	(217)	324	2,134	134	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	14,919	4,895	(2,849)	(675)	337	16,627	631	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,847	333	(1,000)	(261)	221	2,140	244	55
SEI Institutional Managed Trust Real Return Fund, Cl Y	2,807	216	(462)	(28)	15	2,548	74	—
SEI Enhanced Low Volatility US Large Cap ETF	5,940	—	(2,859)	119	278	3,478	83	—
SEI Enhanced US Large Cap Momentum Factor ETF	950	—	(980)	54	(12)	12	3	—
SEI Enhanced US Large Cap Quality Factor ETF	510	—	(537)	75	(41)	7	2	—
SEI Enhanced US Large Cap Value Factor ETF	905	—	(973)	46	32	10	6	—
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	—	3,140	(562)	1	89	2,668	51	—
SEI Institutional International Trust International Equity Fund, Cl Y	—	4,574	(819)	7	272	4,034	94	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund , Cl Y	—	2,056	(455)	2	117	1,720	—	159
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	14,210	875	(4,987)	(305)	960	10,753	217	417
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,905	8	(2,021)	393	(285)	—	5	—
SEI Institutional Managed Trust Liquid Alternative Fund, Cl Y	—	4,943	(870)	9	221	4,303	78	40
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	4,756	501	(2,230)	1	(9)	3,019	74	325
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	14,095	345	(6,465)	(2,708)	2,923	8,190	184	—
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	9,371	673	(1,788)	5	278	8,539	352	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	4,724	279	(1,856)	(210)	274	3,211	244	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	4,707	465	(877)	(59)	41	4,277	173	—
Totals	$95,743	$24,168	$(36,056)	$(3,900)	$6,206	$86,161	$2,970	$996

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Moderate Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 67.8%
SEI Institutional International Trust International Equity Fund, Cl Y	236,167	$2,869
SEI Institutional Managed Trust Real Estate Fund, Cl Y	187,117	2,848
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	149,926	5,495
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,589,853	24,245

Total Equity Funds
(Cost $21,964) ($ Thousands)		35,457

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Fixed Income Fund — 17.9%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,749,187	$9,376

Total Fixed Income Fund
(Cost $10,841) ($ Thousands)		9,376
Money Market Fund — 14.3%
SEI Daily Income Trust Government Fund, Institutional Class, 5.130%**	7,469,983	7,470

Total Money Market Fund
(Cost $7,470) ($ Thousands)		7,470

Total Investments in Securities — 100.0%
(Cost $40,275) ($ Thousands)		$52,303

Percentages are based on Net Assets of $52,299 ($ Thousands).

** The rate reported is the 7-day effective yield as of March 31, 2024.

Cl — Class

As of March 31, 2024, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Institutional International Trust International Equity Fund, Cl Y	$3,009	$178	$(617)	$121	$178	$2,869	$64	$—
SEI Institutional Managed Trust Real Estate Fund, Cl Y	3,062	588	(1,093)	28	263	2,848	58	14
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	5,781	392	(1,562)	752	132	5,495	68	218
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	25,312	3,138	(4,167)	(32)	(6)	24,245	512	2,488
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	9,634	1,316	(1,407)	(462)	295	9,376	964	232
SEI Daily Income Trust Government Fund, Institutional Class	7,654	981	(1,165)	—	—	7,470	371	—
Totals	$54,452	$6,593	$(10,011)	$407	$862	$52,303	$2,037	$2,952

Amount designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Aggressive Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 74.0%
SEI Enhanced US Large Cap Momentum Factor ETF	238,286	$7,659
SEI Enhanced US Large Cap Quality Factor ETF	110,003	3,539
SEI Enhanced US Large Cap Value Factor ETF	240,318	7,443
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	723,287	7,935
SEI Institutional International Trust International Equity Fund, Cl Y	1,744,713	21,198
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	613,630	10,051
SEI Institutional Managed Trust Large Cap Fund, Cl Y	890,179	14,029
SEI Institutional Managed Trust Small Cap Fund, Cl Y	438,646	6,119

Total Equity Funds
(Cost $57,702) ($ Thousands)		77,973
Fixed Income Funds — 14.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	372,709	3,235
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	866,103	8,236
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	610,013	3,270

Total Fixed Income Funds
(Cost $15,367) ($ Thousands)		14,741
Multi-Asset Fund — 12.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,733,138	12,635

Total Multi-Asset Fund
(Cost $14,542) ($ Thousands)		12,635

Total Investments in Securities — 100.0%
(Cost $87,611) ($ Thousands)		$105,349

Percentages are based on Net Assets of $105,326 ($ Thousands).

Cl — Class

As of March 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

SEI Asset Allocation Trust

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Enhanced US Large Cap Momentum Factor ETF	$5,298	$812	$—	$—	$1,549	$7,659	$57	$—
SEI Enhanced US Large Cap Quality Factor ETF	3,129	—	(149)	20	539	3,539	36	—
SEI Enhanced US Large Cap Value Factor ETF	5,555	273	—	1	1,614	7,443	139	—
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	8,097	2,007	(2,521)	(55)	407	7,935	149	—
SEI Institutional International Trust International Equity Fund, Cl Y	24,495	1,294	(6,706)	826	1,289	21,198	481	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	9,383	3,365	(3,938)	10	1,231	10,051	—	889
SEI Institutional Managed Trust Large Cap Fund, Cl Y	12,256	4,902	(5,246)	33	2,084	14,029	167	772
SEI Institutional Managed Trust Small Cap Fund, Cl Y	6,650	792	(2,232)	224	685	6,119	37	203
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	6,885	337	(4,179)	(708)	900	3,235	226	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	5,722	4,664	(1,962)	(516)	328	8,236	293	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	6,921	729	(4,300)	(1,065)	985	3,270	421	80
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Institutional Class	22,923	515	(11,056)	(4,747)	5,000	12,635	277	—
Totals	$117,314	$19,690	$(42,289)	$(5,977)	$16,611	$105,349	$2,283	$1,944

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Tax-Managed Aggressive Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 88.8%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	142,082	$1,559
SEI Institutional International Trust International Equity Fund, Cl Y	1,058,793	12,864
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y ‡	1,251,870	45,881
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	433,502	11,488

Total Equity Funds
(Cost $30,451) ($ Thousands)		71,792

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Fixed Income Funds — 11.2%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	347,571	$3,017
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,123,542	6,022

Total Fixed Income Funds
(Cost $10,379) ($ Thousands)		9,039

Total Investments in Securities — 100.0%
(Cost $40,830) ($ Thousands)		$80,831

Percentages are based on Net Assets of $80,821 ($ Thousands).
‡

Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at https://www.sec.gov or call 1-800-DIAL-SEI.

Cl — Class

As of March 31, 2024, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$1,431	$84	$(34)	$(6)	$84	$1,559	$27	$—
SEI Institutional International Trust International Equity Fund, Cl Y	11,575	372	(344)	22	1,239	12,864	277	—
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	39,896	2,221	(3,088)	124	6,728	45,881	506	1,715
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	9,808	740	(731)	25	1,646	11,488	67	288
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	2,799	206	(112)	(30)	154	3,017	167	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	5,537	959	(375)	(136)	37	6,022	593	145
Totals	$71,046	$4,582	$(4,684)	$(1)	$9,888	$80,831	$1,637	$2,148

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Core Market Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 43.0%
SEI Enhanced US Large Cap Momentum Factor ETF	33,102	$1,064
SEI Enhanced US Large Cap Quality Factor ETF	15,187	489
SEI Enhanced US Large Cap Value Factor ETF	33,373	1,034
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	148,881	1,633
SEI Institutional International Trust International Equity Fund, Cl Y	310,361	3,771
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	149,042	2,441
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	197,183	2,031
SEI Institutional Managed Trust Large Cap Fund, Cl Y	135,889	2,142
SEI Institutional Managed Trust Liquid Alternative Fund, Cl Y	154,293	1,626
SEI Institutional Managed Trust Small Cap Fund, Cl Y	98,247	1,370

Total Equity Funds
(Cost $13,121) ($ Thousands)		17,601
Fixed Income Funds — 33.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	184,986	1,606
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,084,440	10,313
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	301,239	1,614

Total Fixed Income Funds
(Cost $15,097) ($ Thousands)		13,533
Multi-Asset Funds — 24.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	698,717	5,094
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	154,613	1,515

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	413,278	$3,232

Total Multi-Asset Funds
(Cost $10,863) ($ Thousands)		9,841

Total Investments in Securities — 100.0%
(Cost $39,081) ($ Thousands)		$40,975

Percentages are based on Net Assets of $40,971 ($ Thousands).

Cl — Class

As of March 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Core Market Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Enhanced US Large Cap Momentum Factor ETF	$1,195	$—	$(365)	$20	$214	$1,064	$9	$—
SEI Enhanced US Large Cap Quality Factor ETF	722	—	(329)	46	50	489	6	—
SEI Enhanced US Large Cap Value Factor ETF	1,282	—	(515)	24	243	1,034	23	—
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	1,284	557	(289)	7	74	1,633	32	—
SEI Institutional International Trust International Equity Fund, Cl Y	4,361	120	(1,121)	298	113	3,771	88	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	2,199	685	(756)	16	297	2,441	—	223
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	—	2,302	(320)	(4)	53	2,031	40	78
SEI Institutional Managed Trust Large Cap Fund, Cl Y	2,389	149	(771)	140	235	2,142	26	122
SEI Institutional Managed Trust Liquid Alternative Fund, Cl Y	—	1,796	(258)	4	84	1,626	28	15
SEI Institutional Managed Trust Small Cap Fund, Cl Y	1,260	245	(341)	21	185	1,370	8	47
SE Institutional International Trust Emerging Markets Debt Fund, Cl Y	2,177	113	(764)	(123)	203	1,606	100	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	10,938	1,262	(1,650)	(298)	61	10,313	405	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,147	239	(740)	(202)	170	1,614	183	41
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	8,737	146	(3,924)	(1,650)	1,785	5,094	114	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	2,181	131	(827)	(90)	120	1,515	114	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	3,450	312	(521)	(34)	25	3,232	125	—
Totals	$44,322	$8,057	$(13,491)	$(1,825)	$3,912	$40,975	$1,301	$526

Amounts designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Core Market Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 88.2%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	37,718	$414
SEI Institutional International Trust International Equity Fund, Cl Y	278,614	3,385
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y ‡	327,216	11,993
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	113,329	3,003

Total Equity Funds
(Cost $6,925) ($ Thousands)		18,795
Fixed Income Funds — 11.8%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	96,162	835

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	312,208	$1,673

Total Fixed Income Funds
(Cost $2,925) ($ Thousands)		2,508

Total Investments in Securities — 100.0%
(Cost $9,850) ($ Thousands)		$21,303

Percentages are based on Net Assets of $21,303 ($ Thousands).
‡

Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

Cl — Class

As of March 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$417	$19	$(44)	$(2)	$24	$414	$8	$—
SEI Institutional International Trust International Equity Fund, Cl Y	3,423	96	(484)	59	291	3,385	76	—
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	11,965	629	(2,507)	863	1,043	11,993	146	483
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	2,928	154	(539)	91	369	3,003	19	82
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	847	52	(101)	(19)	56	835	48	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,675	220	(194)	(64)	36	1,673	171	42
Totals	$21,255	$1,170	$(3,869)	$928	$1,819	$21,303	$468	$607

Amounts designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Market Growth Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 53.9%
SEI Enhanced US Large Cap Momentum Factor ETF	152,714	$4,909
SEI Enhanced US Large Cap Quality Factor ETF	70,930	2,282
SEI Enhanced US Large Cap Value Factor ETF	153,787	4,763
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	563,525	6,182
SEI Institutional International Trust International Equity Fund, Cl Y	1,229,491	14,938
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	483,600	7,921
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	384,908	3,965
SEI Institutional Managed Trust Large Cap Fund, Cl Y	593,849	9,359
SEI Institutional Managed Trust Liquid Alternative Fund, Cl Y	306,736	3,233
SEI Institutional Managed Trust Small Cap Fund, Cl Y	350,542	4,890

Total Equity Funds
(Cost $47,312) ($ Thousands)		62,442
Fixed Income Funds — 23.8%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	618,465	5,368
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,763,982	16,776
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,008,643	5,406

Total Fixed Income Funds
(Cost $30,717) ($ Thousands)		27,550
Multi-Asset Funds — 22.3%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,946,141	14,187
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	317,336	3,110

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,089,504	$8,520

Total Multi-Asset Funds
(Cost $28,971) ($ Thousands)		25,817

Total Investments in Securities — 100.0%
(Cost $107,000) ($ Thousands)		$115,809

Percentages are based on Net Assets of $115,788 ($ Thousands).

Cl — Class

As of March 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Enhanced US Large Cap Momentum Factor ETF	$4,904	$1	$(1,052)	$58	$998	$4,909	$40	$—
SEI Enhanced US Large Cap Quality Factor ETF	2,631	—	(751)	105	297	2,282	24	—
SEI Enhanced US Large Cap Value Factor ETF	4,671	—	(1,036)	49	1,079	4,763	95	—
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	5,108	2,449	(1,670)	5	290	6,182	114	—
SEI Institutional International Trust International Equity Fund, Cl Y	19,285	660	(6,670)	1,115	548	14,938	337	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	7,752	2,224	(3,098)	165	878	7,921	—	707
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	—	4,647	(778)	(9)	105	3,965	78	148
SEI Institutional Managed Trust Large Cap Fund, Cl Y	10,212	1,266	(3,713)	378	1,216	9,359	114	522
SEI Institutional Managed Trust Liquid Alternative Fund, Cl Y	—	3,805	(746)	8	166	3,233	58	28
SEI Institutional Managed Trust Small Cap Fund, Cl Y	3,725	2,120	(1,641)	48	638	4,890	27	164
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	25,650	637	(12,479)	(5,340)	5,719	14,187	309	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	5,142	303	(2,391)	(264)	320	3,110	237	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	10,138	907	(2,490)	(562)	527	8,520	332	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	6,406	434	(1,708)	(380)	616	5,368	321	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	17,880	2,954	(3,654)	(731)	327	16,776	648	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	6,347	864	(1,711)	(424)	330	5,406	572	134
Totals	$129,851	$23,271	$(45,588)	$(5,779)	$14,054	$115,809	$3,306	$1,703

Amounts designated as “ – “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2024

Market Growth Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 88.3%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	226,890	$2,489
SEI Institutional International Trust International Equity Fund, Cl Y	1,678,060	20,388
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y ‡	1,966,459	72,071
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	681,074	18,049

Total Equity Funds
(Cost $45,406) ($ Thousands)		112,997
Fixed Income Funds — 11.7%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	572,940	4,973

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,858,187	$9,960

Total Fixed Income Funds
(Cost $17,332) ($ Thousands)		14,933

Total Investments in Securities — 100.0%
(Cost $62,738) ($ Thousands)		$127,930

Percentages are based on Net Assets of $127,912 ($ Thousands).
‡

Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

Cl — Class

As of March 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2024 ($ Thousands):

Security Description	Value 3/31/23	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/24	Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$2,318	$123	$(80)	$(23)	$151	$2,489	$43	$—
SEI Institutional International Trust International Equity Fund, Cl Y	18,764	860	(1,272)	17	2,019	20,388	444	—
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	65,926	3,590	(8,453)	1,692	9,316	72,071	820	2,769
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	15,897	1,089	(1,596)	105	2,554	18,049	108	469
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	4,616	377	(229)	(56)	265	4,973	271	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	9,239	1,480	(602)	(253)	96	9,960	971	240
Totals	$116,760	$7,519	$(12,232)	$1,482	$14,401	$127,930	$2,657	$3,478

Amounts designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

March 31, 2024

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
Assets:
Investments in affiliated funds, at market value †	$10,363		$2,549		$32,594		$17,823
Income distribution receivable from affiliated funds	23		13		64		65
Receivable for investment securities sold	8		5		110		10
Receivable for fund shares sold	1		—		5		—
Receivable from adviser	—		—		3		1
Prepaid expenses	2		1		9		4
Total Assets	10,397		2,568		32,785		17,903
Liabilities:
Payable for investment securities purchased	24		13		64		63
Payable for fund shares redeemed	5		2		107		5
Shareholder servicing fees payable	1		1		4		4
Distribution fees payable	—		—		1		—
Administrative servicing fees payable	—		—		—		—
Trustees' fees payable	—		—		—		—
Accrued expenses	2		1		14		7
Total Liabilities	32		17		190		79
Net Assets	$10,365		$2,551		$32,595		$17,824
† Cost of investments in affiliated funds	$10,211		$2,580		$32,385		$16,015
Net Assets:
Paid in Capital (unlimited authorization - no par value)	$10,653		$4,333		$35,963		$17,117
Total distributable earnings/(loss)	(288)		(1,782)		(3,368)		707
Net Assets	$10,365		$2,551		$32,595		$17,824
Net Asset Value, Offering and Redemption Price Per Share — Class F	$9.54		$11.25		$10.26		$12.08
	($10,202,160 ÷ 1,069,090 shares	)	($2,551,143 ÷ 226,814 shares	)	($32,304,062 ÷ 3,147,411 shares	)	($17,823,870 ÷ 1,474,956 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class D	N/A		N/A		$10.25		N/A
					($194,049 ÷ 18,940 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$9.36		N/A		$10.50		N/A
	($162,611 ÷ 17,377 shares	)			($96,654 ÷ 9,203 shares	)

(1) Net assets divided by shares does not calculate to the stated NAV because net assets and shares are shown rounded.

Amounts designated as "—" are $0 or have been rounded to $0.

N/A - Not applicable. Class D and/or Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund		Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund

$86,161		$52,303		$105,349		$80,831		$40,975		$21,303		$115,809		$127,930
123		111		56		51		58		14		122		84
39		13		32		11		53		26		349		207
1		—		14		—		—		—		3		—
6		4		8		7		3		2		9		10
20		12		24		16		9		5		26		27
86,350		52,443		105,483		80,916		41,098		21,350		116,318		128,258

122		108		55		49		58		14		120		81
27		4		31		—		45		21		335		189
15		11		22		17		9		4		24		27
1		—		8		—		—		—		5		—
—		—		2		—		—		—		1		—
1		—		1		1		—		—		1		1
32		21		38		28		15		8		44		48
198		144		157		95		127		47		530		346
$86,152		$52,299		$105,326		$80,821		$40,971		$21,303		$115,788		$127,912
$88,223		$40,275		$87,611		$40,830		$39,081		$9,850		$107,000		$62,738

$95,054		$41,342		$100,769		$41,363		$45,014		$8,898		$119,628		$61,809
(8,902)		10,957		4,557		39,458		(4,043)		12,405		(3,840)		66,103
$86,152		$52,299		$105,326		$80,821		$40,971		$21,303		$115,788		$127,912
$11.44		$17.69		$13.92		$25.64		$10.33		$20.91		$12.23		$27.93
($84,081,830 ÷ 7,347,578 shares	)	($52,298,820 ÷ 2,956,626 shares	)	($97,356,973 ÷ 6,995,541 shares	)	($80,820,808 ÷ 3,152,260 shares	)	($40,970,820 ÷ 3,964,455 shares	)	($21,302,794 ÷ 1,018,760 shares	)	($113,299,458 ÷ 9,266,610 shares	)	($127,912,124 ÷ 4,580,377 shares	)
$11.43		N/A		$13.55		N/A		N/A		N/A		$12.12		N/A
($202,645 ÷ 17,734 shares	)			($1,805,594 ÷ 133,271 shares	)							($454,255 ÷ 37,473 shares	)
$11.84		N/A		$13.36		N/A		$12.13		N/A		$11.97		N/A
($1,867,048 ÷ 157,645 shares	)			($6,163,185 ÷ 461,210 shares	)			($278 ÷ 23 shares	)(1)			($2,033,952 ÷ 169,875 shares	)

SEI Asset Allocation Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended March 31, 2024

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Investment Income:
Income distributions from affiliated funds	$437	$182	$1,428	$985
Expenses
Administration fees	17	5	59	28
Investment advisory fees	11	3	39	18
Shareholder servicing fees — Class F	28	8	98	46
Shareholder servicing fees — Class D	—	—	—	—
Shareholder servicing fees — Class I	—	—	—	—
Trustees' fees	—	—	1	—
Distribution fees — Class D	—	—	1	—
Administrative servicing fees — Class I	—	—	—	—
Registration fees	7	2	26	12
Printing fees	4	1	13	6
Professional fees	3	1	11	6
Custodian/wire agent fees	1	—	3	1
Chief compliance officer fees	—	—	—	—
Other expenses	1	—	4	2
Total expenses	72	20	255	119
Less:
Administration fees waived	(17)	(5)	(59)	(28)
Investment advisory fees waived	(11)	(3)	(39)	(18)
Reimbursement from advisor	(4)	(1)	(18)	(8)
Waiver of shareholder servicing fees — Class F	(16)	—	(35)	—
Waiver of shareholder servicing fees — Class I	—	—	—	—
Net Expenses	24	11	104	65
Net Investment Income	413	171	1,324	920
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain (loss) from sales of affiliated funds	(301)	(47)	(1,662)	(181)
Capital gain distributions received from affiliated funds	32	14	237	772
Net change in unrealized appreciation from affiliated funds	427	37	2,079	359
Net Realized and Unrealized gain from Affiliated Funds	158	4	654	950
Net Increase in Net Assets Resulting from Operations	$571	$175	$1,978	$1,870

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$2,970	$2,037	$2,283	$1,637	$1,301	$468	$3,306	$2,657

135	79	161	111	63	32	176	180
90	52	107	74	42	21	118	120
221	131	253	185	105	53	285	299
1	—	3	—	—	—	4	—
4	—	12	—	—	—	5	—
1	1	2	1	1	—	2	2
2	—	10	—	—	—	11	—
4	—	12	—	—	—	5	—
54	31	65	41	26	12	72	65
30	18	36	26	14	7	39	41
27	16	33	26	11	6	36	38
7	4	8	6	3	2	9	9
1	—	1	—	—	—	1	1
9	5	10	8	4	2	12	12
586	337	713	478	269	135	775	767

(135)	(79)	(161)	(111)	(63)	(32)	(176)	(180)
(90)	(52)	(107)	(74)	(42)	(21)	(118)	(120)
(38)	(22)	(46)	(30)	(18)	(8)	(51)	(47)
(35)	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
287	184	399	263	146	74	430	420
2,683	1,853	1,884	1,374	1,155	394	2,876	2,237

(3,900)	407	(5,977)	(1)	(1,825)	928	(5,779)	1,482
996	2,952	1,944	2,148	526	607	1,703	3,478
6,206	862	16,611	9,888	3,912	1,819	14,054	14,401
3,302	4,221	12,578	12,035	2,613	3,354	9,978	19,361
$5,985	$6,074	$14,462	$13,409	$3,768	$3,748	$12,854	$21,598

SEI Asset Allocation Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended March 31,

	Defensive Strategy Fund		Defensive Strategy Allocation Fund
	2024	2023	2024	2023
Operations:
Net investment income	$413	$387	$171	$118
Net realized gain (loss) from sales of affiliated funds	(301)	(129)	(47)	(49)
Capital gain distributions received from affiliated funds	32	52	14	50
Net change in unrealized appreciation (depreciation) from affiliated funds	427	(451)	37	(106)
Net Increase (Decrease) in Net Assets Resulting from Operations	571	(141)	175	13
Distributions:
Class F	(404)	(474)	(187)	(137)
Class D	N/A	N/A	N/A	N/A
Class I	(5)	(3)	N/A	N/A
Total Distributions	(409)	(477)	(187)	(137)
Capital Share Transactions:(1)
Class F
Proceeds from shares issued	5,489	1,952	105	325
Reinvestment of dividends & distributions	387	470	170	127
Cost of shares redeemed	(7,683)	(4,394)	(1,070)	(1,313)
Decrease in Net Assets Derived from Class F Transactions	(1,807)	(1,972)	(795)	(861)
Class D
Proceeds from shares issued	N/A	N/A	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A	N/A	N/A
Cost of shares redeemed	N/A	N/A	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	N/A	N/A	N/A	N/A
Class I
Proceeds from shares issued	101	7	N/A	N/A
Reinvestment of dividends & distributions	5	2	N/A	N/A
Cost of shares redeemed	(28)	(2)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	78	7	N/A	N/A
Decrease in Net Assets Derived From Capital Share Transactions	(1,729)	(1,965)	(795)	(861)
Net Decrease in Net Assets	(1,567)	(2,583)	(807)	(985)
Net Assets:
Beginning of Year	11,932	14,515	3,358	4,343
End of Year	$10,365	$11,932	$2,551	$3,358

(1)    For Capital Share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as "—" are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Conservative Strategy Fund		Conservative Strategy Allocation Fund		Moderate Strategy Fund		Moderate Strategy Allocation Fund
2024	2023	2024	2023	2024	2023	2024	2023

$1,324	$1,756	$920	$816	$2,683	$4,378	$1,853	$1,519
(1,662)	(1,072)	(181)	(202)	(3,900)	(2,336)	407	(47)
237	481	772	1,194	996	1,437	2,952	3,274
2,079	(2,483)	359	(3,446)	6,206	(9,565)	862	(7,406)
1,978	(1,318)	1,870	(1,638)	5,985	(6,086)	6,074	(2,660)

(1,392)	(2,412)	(1,615)	(1,275)	(2,714)	(8,647)	(4,890)	(5,341)
(6)	(8)	N/A	N/A	(5)	(18)	N/A	N/A
(3)	(6)	N/A	N/A	(49)	(162)	N/A	N/A
(1,401)	(2,426)	(1,615)	(1,275)	(2,768)	(8,827)	(4,890)	(5,341)

1,474	5,826	1,059	1,231	4,217	5,536	1,971	1,537
1,347	2,293	1,485	1,137	2,617	8,335	4,460	4,815
(17,351)	(16,672)	(4,214)	(7,407)	(19,343)	(26,117)	(9,758)	(11,006)
(14,530)	(8,553)	(1,670)	(5,039)	(12,509)	(12,246)	(3,327)	(4,654)

1	3	N/A	N/A	32	35	N/A	N/A
1	2	N/A	N/A	1	3	N/A	N/A
—	(70)	N/A	N/A	(60)	(51)	N/A	N/A
2	(65)	N/A	N/A	(27)	(13)	N/A	N/A

5	5	N/A	N/A	276	309	N/A	N/A
3	5	N/A	N/A	49	161	N/A	N/A
(34)	(7)	N/A	N/A	(580)	(64)	N/A	N/A
(26)	3	N/A	N/A	(255)	406	N/A	N/A
(14,554)	(8,615)	(1,670)	(5,039)	(12,791)	(11,853)	(3,327)	(4,654)
(13,977)	(12,359)	(1,415)	(7,952)	(9,574)	(26,766)	(2,143)	(12,655)

46,572	58,931	19,239	27,191	95,726	122,492	54,442	67,097
$32,595	$46,572	$17,824	$19,239	$86,152	$95,726	$52,299	$54,442

SEI Asset Allocation Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended March 31,

	Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2024	2023	2024	2023
Operations:
Net investment income	$1,884	$3,862	$1,374	$1,104
Net realized gain (loss) from sales of affiliated funds	(5,977)	30	(1)	997
Capital gain distributions received from affiliated funds	1,944	2,380	2,148	2,448
Net change in unrealized appreciation (depreciation) from affiliated funds	16,611	(18,365)	9,888	(9,470)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,462	(12,093)	13,409	(4,921)
Distributions:
Class F	(3,503)	(17,602)	(4,070)	(7,278)
Class D	(44)	(201)	N/A	N/A
Class I	(189)	(1,026)	N/A	N/A
Return of Capital:
Class F	(268)	N/A	N/A	N/A
Class D	(3)	N/A	N/A	N/A
Class I	(14)	N/A	N/A	N/A
Total Distributions	(4,021)	(18,829)	(4,070)	(7,278)
Capital Share Transactions:(1)
Class F
Proceeds from shares issued	2,923	4,971	1,056	3,757
Reinvestment of dividends & distributions	3,629	17,031	3,677	6,513
Cost of shares redeemed	(28,290)	(22,728)	(4,285)	(14,245)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(21,738)	(726)	448	(3,975)
Class D
Proceeds from shares issued	503	207	N/A	N/A
Reinvestment of dividends & distributions	40	176	N/A	N/A
Cost of shares redeemed	(180)	(243)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	363	140	N/A	N/A
Class I
Proceeds from shares issued	1,545	1,066	N/A	N/A
Reinvestment of dividends & distributions	201	1,025	N/A	N/A
Cost of shares redeemed	(2,770)	(845)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	(1,024)	1,246	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(22,399)	660	448	(3,975)
Net Increase (Decrease) in Net Assets	(11,958)	(30,262)	9,787	(16,174)
Net Assets:
Beginning of Year	117,284	147,546	71,034	87,208
End of Year	$105,326	$117,284	$80,821	$71,034

(1)	For Capital Share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as "—" are $0 or have been rounded to $0.
N/A — Not applicable. Class D and Class I shares currently not offered.
The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
2024	2023	2024	2023	2024	2023	2024	2023

$1,155	$2,077	$394	$331	$2,876	$5,708	$2,237	$1,808
(1,825)	(784)	928	303	(5,779)	(1,232)	1,482	17
526	570	607	743	1,703	2,109	3,478	4,175
3,912	(6,987)	1,819	(2,740)	14,054	(18,358)	14,401	(13,183)
3,768	(5,124)	3,748	(1,363)	12,854	(11,773)	21,598	(7,183)

(1,251)	(4,609)	(1,379)	(2,082)	(3,678)	(14,440)	(6,684)	(10,855)
N/A	N/A	N/A	N/A	(32)	(173)	N/A	N/A
—	—	N/A	N/A	(63)	(422)	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(1,251)	(4,609)	(1,379)	(2,082)	(3,773)	(15,035)	(6,684)	(10,855)

839	1,323	132	452	5,287	4,581	2,349	2,974
1,210	4,439	1,213	1,831	3,573	14,051	6,007	9,795
(7,909)	(17,165)	(3,662)	(3,006)	(28,699)	(28,102)	(12,097)	(12,391)
(5,860)	(11,403)	(2,317)	(723)	(19,839)	(9,470)	(3,741)	378

N/A	N/A	N/A	N/A	48	129	N/A	N/A
N/A	N/A	N/A	N/A	30	166	N/A	N/A
N/A	N/A	N/A	N/A	(1,438)	(245)	N/A	N/A
N/A	N/A	N/A	N/A	(1,360)	50	N/A	N/A

—	—	N/A	N/A	413	275	N/A	N/A
—	—	N/A	N/A	63	421	N/A	N/A
—	—	N/A	N/A	(2,390)	(814)	N/A	N/A
—	—	N/A	N/A	(1,914)	(118)	N/A	N/A
(5,860)	(11,403)	(2,317)	(723)	(23,113)	(9,538)	(3,741)	378
(3,343)	(21,136)	52	(4,168)	(14,032)	(36,346)	11,173	(17,660)

44,314	65,450	21,251	25,419	129,820	166,166	116,739	134,399
$40,971	$44,314	$21,303	$21,251	$115,788	$129,820	$127,912	$116,739

SEI Asset Allocation Trust

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Defensive Strategy Fund
Class F
2024	$9.40	$0.34	$0.13	$0.47	$(0.33)	$—	$(0.33)	$9.54	5.13%	$10,202	0.21%	0.64%	3.60%	57%
2023	9.81	0.27	(0.33)	(0.06)	(0.25)	(0.10)	(0.35)	9.40	(0.60)	11,851	0.21	0.61	2.88	18
2022	10.11	0.13	(0.09)	0.04	(0.18)	(0.16)	(0.34)	9.81	0.41	14,438	0.21	0.62	1.23	27
2021	9.72	0.07	0.51	0.58	(0.19)	—	(0.19)	10.11	5.99	17,330	0.21	0.58	0.68	143
2020	9.88	0.19	(0.11)	0.08	(0.24)	—	(0.24)	9.72	0.77	16,031	0.21	0.59	1.92	17
Class I
2024	$9.22	$0.32	$0.13	$0.45	$(0.31)	$—	$(0.31)	$9.36	4.99%	$163	0.46%	0.89%	3.53%	57%
2023	9.62	0.26	(0.35)	(0.09)	(0.21)	(0.10)	(0.31)	9.22	(0.88)	81	0.46	0.87	2.74	18
2022	9.93	0.18	(0.17)	0.01	(0.16)	(0.16)	(0.32)	9.62	0.09	77	0.46	0.86	1.83	27
2021	9.54	0.04	0.52	0.56	(0.17)	—	(0.17)	9.93	5.84	370	0.46	0.83	0.43	143
2020	9.70	0.16	(0.10)	0.06	(0.22)	—	(0.22)	9.54	0.53	429	0.46	0.84	1.67	17
Defensive Strategy Allocation Fund
Class F
2024	$11.29	$0.63	$0.02	$0.65	$(0.69)	$—	$(0.69)	$11.25	5.98%	$2,551	0.35%	0.65%	5.65%	15%
2023	11.63	0.34	(0.29)	0.05	(0.39)	—	(0.39)	11.29	0.52	3,358	0.35	0.62	2.96	34
2022	11.71	0.09	(0.07)	0.02	(0.10)	—	(0.10)	11.63	0.18	4,343	0.35	0.60	0.74	13
2021	11.36	0.10	0.45	0.55	(0.20)	— ^	(0.20)	11.71	4.88	6,236	0.35	0.61	0.86	27
2020	14.25	0.44	(2.56)	(2.12)	(0.53)	(0.24)	(0.77)	11.36	(16.02)	7,572	0.35	0.58	3.07	49
Conservative Strategy Fund
Class F
2024	$10.01	$0.34	$0.28	$0.62	$(0.37)	$—	$(0.37)	$10.26	6.32%	$32,304	0.26%	0.65%	3.37%	17%
2023	10.75	0.35	(0.59)	(0.24)	(0.35)	(0.15)	(0.50)	10.01	(2.12)	46,264	0.26	0.62	3.42	18
2022	10.99	0.20	(0.02)	0.18	(0.29)	(0.13)	(0.42)	10.75	1.56	58,538	0.26	0.60	1.81	8
2021	10.15	0.12	0.96	1.08	(0.19)	(0.05)	(0.24)	10.99	10.71	64,670	0.26	0.60	1.07	20
2020	10.66	0.23	(0.39)	(0.16)	(0.30)	(0.05)	(0.35)	10.15	(1.68)	62,724	0.26	0.59	2.12	18
Class D
2024	$9.99	$0.28	$0.27	$0.55	$(0.29)	$—	$(0.29)	$10.25	5.63%	$194	1.01%	1.40%	2.83%	17%
2023	10.72	0.25	(0.56)	(0.31)	(0.27)	(0.15)	(0.42)	9.99	(2.82)	188	1.01	1.37	2.49	18
2022	10.97	—	0.08	0.08	(0.20)	(0.13)	(0.33)	10.72	0.64	268	1.01	1.35	0.02	8
2021	10.13	0.04	0.96	1.00	(0.11)	(0.05)	(0.16)	10.97	9.91	4,507	1.01	1.35	0.34	20
2020	10.64	0.15	(0.39)	(0.24)	(0.22)	(0.05)	(0.27)	10.13	(2.43)	3,580	1.01	1.34	1.39	18
Class I
2024	$10.23	$0.34	$0.27	$0.61	$(0.34)	$—	$(0.34)	$10.50	6.11%	$97	0.51%	0.90%	3.33%	17%
2023	10.97	0.34	(0.61)	(0.27)	(0.32)	(0.15)	(0.47)	10.23	(2.38)	120	0.51	0.87	3.30	18
2022	11.20	0.18	(0.02)	0.16	(0.26)	(0.13)	(0.39)	10.97	1.35	125	0.51	0.85	1.61	8
2021	10.34	0.06	1.00	1.06	(0.15)	(0.05)	(0.20)	11.20	10.35	342	0.51	0.85	0.58	20
2020	10.85	0.20	(0.38)	(0.18)	(0.28)	(0.05)	(0.33)	10.34	(1.89)	802	0.51	0.84	1.86	18

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Includes return of capital less than $0.005.

Amounts designated as "—" are $0 or have been rounded to $0.

SEI Asset Allocation Trust

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Conservative Strategy Allocation Fund
Class F
2024	$11.90	$0.59	$0.63	$1.22	$(0.69)	$(0.35)	$(1.04)	$12.08	10.88%	$17,824	0.35%	0.65%	5.01%	16%
2023	13.37	0.43	(1.21)	(0.78)	(0.69)	—	(0.69)	11.90	(5.78)	19,239	0.35	0.62	3.51	21
2022	12.78	0.32	0.80	1.12	(0.53)	—	(0.53)	13.37	8.90	27,191	0.35	0.60	2.38	12
2021	10.46	0.30	2.42	2.72	(0.40)	—	(0.40)	12.78	26.55	29,156	0.35	0.60	2.57	23
2020	13.21	0.38	(1.94)	(1.56)	(0.45)	(0.74)	(1.19)	10.46	(13.46)	31,302	0.35	0.59	2.86	22
Moderate Strategy Fund
Class F
2024	$11.02	$0.33	$0.43	$0.76	$(0.34)	$—	$(0.34)	$11.44	7.08%	$84,082	0.31%	0.64%	2.98%	27%
2023	12.65	0.48	(1.09)	(0.61)	(0.50)	(0.52)	(1.02)	11.02	(4.62)	93,455	0.31	0.62	4.13	16
2022	12.87	0.33	0.11	0.44	(0.53)	(0.13)	(0.66)	12.65	3.30	120,332	0.31	0.60	2.53	11
2021	11.37	0.13	1.71	1.84	(0.22)	(0.12)	(0.34)	12.87	16.32	142,002	0.31	0.60	1.08	33
2020	12.17	0.26	(0.64)	(0.38)	(0.42)	—	(0.42)	11.37	(3.45)	141,208	0.31	0.59	2.06	27
Class D
2024	$11.00	$0.26	$0.43	$0.69	$(0.26)	$—	$(0.26)	$11.43	6.39%	$203	1.06%	1.40%	2.32%	27%
2023	12.63	0.40	(1.10)	(0.70)	(0.41)	(0.52)	(0.93)	11.00	(5.39)	221	1.06	1.37	3.46	16
2022	12.83	0.03	0.32	0.35	(0.42)	(0.13)	(0.55)	12.63	2.61	266	1.06	1.35	0.24	11
2021	11.34	0.05	1.69	1.74	(0.13)	(0.12)	(0.25)	12.83	15.40	3,908	1.06	1.35	0.38	33
2020	12.13	0.17	(0.64)	(0.47)	(0.32)	—	(0.32)	11.34	(4.10)	3,419	1.06	1.34	1.37	27
Class I
2024	$11.39	$0.32	$0.45	$0.77	$(0.32)	$—	$(0.32)	$11.84	6.85%	$1,867	0.56%	0.90%	2.81%	27%
2023	13.04	0.50	(1.16)	(0.66)	(0.47)	(0.52)	(0.99)	11.39	(4.90)	2,050	0.56	0.86	4.22	16
2022	13.24	0.35	0.07	0.42	(0.49)	(0.13)	(0.62)	13.04	3.10	1,894	0.56	0.85	2.58	11
2021	11.70	0.11	1.74	1.85	(0.19)	(0.12)	(0.31)	13.24	15.91	2,409	0.56	0.85	0.87	33
2020	12.50	0.23	(0.64)	(0.41)	(0.39)	—	(0.39)	11.70	(3.60)	2,131	0.56	0.84	1.82	27
Moderate Strategy Allocation Fund
Class F
2024	$17.30	$0.61	$1.44	$2.05	$(0.69)	$(0.97)	$(1.66)	$17.69	12.60%	$52,299	0.35%	0.64%	3.54%	13%
2023	19.78	0.47	(1.24)	(0.77)	(0.65)	(1.06)	(1.71)	17.30	(3.70)	54,442	0.35	0.62	2.60	16
2022	19.71	0.38	1.36	1.74	(0.77)	(0.90)	(1.67)	19.78	8.94	67,097	0.35	0.59	1.90	15
2021	15.94	0.35	4.67	5.02	(0.43)	(0.82)	(1.25)	19.71	32.25	68,502	0.35	0.60	1.92	17
2020	20.00	0.46	(2.85)	(2.39)	(0.51)	(1.16)	(1.67)	15.94	(13.64)	60,497	0.35	0.59	2.25	11

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "—" are $0 or have been rounded to $0.

SEI Asset Allocation Trust

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Aggressive Strategy Fund
Class F
2024	$12.52	$0.23	$1.67	$1.90	$(0.28	)(1)	$(0.22)	$(0.50)	$13.92	15.56%	$97,357	0.35%	0.65%	1.77%	18%
2023	16.05	0.43	(1.72)	(1.29)	(0.46)		(1.78)	(2.24)	12.52	(7.29)	109,345	0.35	0.62	3.12	20
2022	17.09	0.47	(0.02)	0.45	(0.95)		(0.54)	(1.49)	16.05	2.19	139,099	0.35	0.59	2.69	18
2021	12.41	0.19	5.16	5.35	(0.28)		(0.39)	(0.67)	17.09	43.43	154,482	0.35	0.60	1.25	19
2020	14.76	0.25	(1.73)	(1.48)	(0.44)		(0.43)	(0.87)	12.41	(11.14)	123,231	0.35	0.59	1.63	21
Class D
2024	$12.21	$0.14	$1.61	$1.75	$(0.19	)(2)	$(0.22)	$(0.41)	$13.55	14.61%	$1,806	1.10%	1.40%	1.09%	18%
2023	15.73	0.33	(1.68)	(1.35)	(0.39)		(1.78)	(2.17)	12.21	(7.88)	1,287	1.10	1.37	2.43	20
2022	16.83	(0.31)	0.62	0.31	(0.87)		(0.54)	(1.41)	15.73	1.35	1,470	1.10	1.34	(1.75)	18
2021	12.25	0.09	5.07	5.16	(0.19)		(0.39)	(0.58)	16.83	42.37	19,093	1.10	1.35	0.57	19
2020	14.59	0.15	(1.72)	(1.57)	(0.34)		(0.43)	(0.77)	12.25	(11.79)	12,914	1.10	1.34	0.97	21
Class I
2024	$12.04	$0.21	$1.58	$1.79	$(0.25	)(3)	$(0.22)	$(0.47)	$13.36	15.22%	$6,163	0.60%	0.90%	1.71%	18%
2023	15.52	0.40	(1.67)	(1.27)	(0.43)		(1.78)	(2.21)	12.04	(7.47)	6,652	0.60	0.87	3.02	20
2022	16.58	0.46	(0.07)	0.39	(0.91)		(0.54)	(1.45)	15.52	1.89	6,977	0.60	0.84	2.71	18
2021	12.05	0.15	5.01	5.16	(0.24)		(0.39)	(0.63)	16.58	43.13	9,861	0.60	0.85	1.04	19
2020	14.36	0.21	(1.69)	(1.48)	(0.40)		(0.43)	(0.83)	12.05	(11.40)	6,834	0.60	0.84	1.40	21
Tax-Managed Aggressive Strategy Fund
Class F
2024	$22.66	$0.44	$3.85	$4.29	$(0.48)		$(0.83)	$(1.31)	$25.64	19.53%	$80,821	0.35%	0.65%	1.86%	6%
2023	26.61	0.36	(1.81)	(1.45)	(0.46)		(2.04)	(2.50)	22.66	(5.03)	71,034	0.35	0.62	1.51	10
2022	26.03	0.34	1.26	1.60	(0.52)		(0.50)	(1.02)	26.61	6.00	87,208	0.35	0.59	1.24	8
2021	17.53	0.27	9.21	9.48	(0.31)		(0.67)	(0.98)	26.03	54.85	86,953	0.35	0.60	1.22	8
2020	20.91	0.32	(3.08)	(2.76)	(0.33)		(0.29)	(0.62)	17.53	(13.77)	58,907	0.35	0.59	1.51	12
Core Market Strategy Fund
Class F
2024	$9.71	$0.27	$0.64	$0.91	$(0.29)		$—	$(0.29)	$10.33	9.61%	$40,971	0.35%	0.65%	2.74%	19%
2023	11.57	0.42	(1.25)	(0.83)	(0.47)		(0.56)	(1.03)	9.71	(6.91)	44,314	0.35	0.62	4.05	16
2022	12.52	0.39	(0.11)	0.28	(0.64)		(0.59)	(1.23)	11.57	1.81	65,450	0.35	0.60	3.09	15
2021	10.33	0.17	2.56	2.73	(0.30)		(0.24)	(0.54)	12.52	26.72	78,990	0.35	0.60	1.40	16
2020	11.52	0.23	(0.80)	(0.57)	(0.41)		(0.21)	(0.62)	10.33	(5.56)	72,975	0.35	0.59	1.95	27
Class I
2024	$11.29	$0.36	$0.77	$1.13	$(0.29)		$—	$(0.29)	$12.13	10.15%	$—	—%††	—%††	3.15%	19%
2023	13.16	0.61	(1.47)	(0.86)	(0.45)		(0.56)	(1.01)	11.29	(6.31)	—	(0.01)‡	—‡	5.16	16
2022	14.03	0.71	(0.38)	0.33	(0.61)		(0.59)	(1.20)	13.16	2.01	—	0.56	0.65	4.89	15
2021	11.45	0.10	3.01	3.11	(0.29)		(0.24)	(0.53)	14.03	27.44	2	0.33‡	0.38‡	0.70	16
2020	12.63	0.35	(0.92)	(0.57)	(0.40)		(0.21)	(0.61)	11.45	(5.04)	—	—^^	—^^	2.68	27

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	The ratio appears lower due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.90% excluding waivers).
‡	The ratio appears lower due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.85% excluding waivers).
^^	The ratio appears lower due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.84% excluding waivers).
(1)	Includes a return of capital of $0.04 per share.
(2)	Includes a return of capital of $0.02 per share.
(3)	Includes a return of capital of $0.03 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

SEI Asset Allocation Trust

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Core Market Strategy Allocation Fund
Class F
2024	$18.69	$0.36	$3.16	$3.52	$(0.40)	$(0.90)	$(1.30)	$20.91	19.49%	$21,303	0.35%	0.64%	1.87%	6%
2023	21.81	0.29	(1.47)	(1.18)	(0.38)	(1.56)	(1.94)	18.69	(5.04)	21,251	0.35	0.61	1.52	7
2022	22.35	0.29	1.12	1.41	(0.44)	(1.51)	(1.95)	21.81	5.98	25,419	0.35	0.60	1.24	9
2021	15.31	0.24	8.00	8.24	(0.27)	(0.93)	(1.20)	22.35	54.79	25,876	0.35	0.60	1.23	5
2020	18.64	0.29	(2.66)	(2.37)	(0.30)	(0.66)	(0.96)	15.31	(13.80)	20,498	0.35	0.59	1.51	10
Market Growth Strategy Fund
Class F
2024	$11.29	$0.28	$1.04	$1.32	$(0.32)	$(0.06)	$(0.38)	$12.23	11.93%	$113,299	0.35%	0.65%	2.47%	20%
2023	13.62	0.50	(1.48)	(0.98)	(0.52)	(0.83)	(1.35)	11.29	(6.78)	124,296	0.35	0.62	4.15	18
2022	14.60	0.46	—	0.46	(0.80)	(0.64)	(1.44)	13.62	2.71	159,472	0.35	0.59	3.06	13
2021	11.42	0.18	3.56	3.74	(0.29)	(0.27)	(0.56)	14.60	33.05	184,903	0.35	0.60	1.34	13
2020	12.96	0.24	(1.19)	(0.95)	(0.43)	(0.16)	(0.59)	11.42	(8.00)	161,376	0.35	0.59	1.83	20
Class D
2024	$11.19	$0.18	$1.04	$1.22	$(0.23)	$(0.06)	$(0.29)	$12.12	11.05%	$454	1.10%	1.39%	1.55%	20%
2023	13.52	0.41	(1.47)	(1.06)	(0.44)	(0.83)	(1.27)	11.19	(7.49)	1,726	1.10	1.37	3.42	18
2022	14.51	0.12	0.23	0.35	(0.70)	(0.64)	(1.34)	13.52	1.99	2,003	1.10	1.35	0.83	13
2021	11.36	0.07	3.55	3.62	(0.20)	(0.27)	(0.47)	14.51	32.00	5,307	1.10	1.35	0.56	13
2020	12.89	0.15	(1.19)	(1.04)	(0.33)	(0.16)	(0.49)	11.36	(8.65)	4,749	1.10	1.34	1.12	20
Class I
2024	$11.06	$0.24	$1.02	$1.26	$(0.29)	$(0.06)	$(0.35)	$11.97	11.60%	$2,034	0.60%	0.90%	2.18%	20%
2023	13.37	0.46	(1.45)	(0.99)	(0.49)	(0.83)	(1.32)	11.06	(7.00)	3,799	0.60	0.87	3.93	18
2022	14.36	0.48	(0.07)	0.41	(0.76)	(0.64)	(1.40)	13.37	2.42	4,691	0.60	0.85	3.25	13
2021	11.24	0.15	3.50	3.65	(0.26)	(0.27)	(0.53)	14.36	32.71	4,423	0.60	0.85	1.14	13
2020	12.76	0.15	(1.11)	(0.96)	(0.40)	(0.16)	(0.56)	11.24	(8.21)	3,352	0.60	0.84	1.12	20
Market Growth Strategy Allocation Fund
Class F
2024	$24.71	$0.48	$4.19	$4.67	$(0.52)	$(0.93)	$(1.45)	$27.93	19.50%	$127,912	0.35%	0.64%	1.87%	6%
2023	28.63	0.39	(1.94)	(1.55)	(0.50)	(1.87)	(2.37)	24.71	(5.06)	116,739	0.35	0.62	1.52	7
2022	28.65	0.38	1.42	1.80	(0.58)	(1.24)	(1.82)	28.63	6.06	134,399	0.35	0.59	1.25	9
2021	19.50	0.30	10.22	10.52	(0.34)	(1.03)	(1.37)	28.65	54.87	135,260	0.35	0.60	1.22	4
2020	23.46	0.36	(3.42)	(3.06)	(0.37)	(0.53)	(0.90)	19.50	(13.83)	100,226	0.35	0.59	1.51	10

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2024

1. ORGANIZATION

SEI Asset Allocation Trust (the “Trust”) is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company with twelve funds: Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (each a “Fund,” collectively the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Exchange Traded Funds. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, as follows: Defensive Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Aggressive Strategy Fund, Core Market Strategy Fund and Market Growth Strategy Fund offer Class F (formerly Class A), Class D and Class I Shares; Defensive Strategy Allocation Fund, Conservative Strategy Allocation Fund, Moderate Strategy Allocation Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Allocation Fund, and Market Growth Strategy Allocation Fund offer Class F Shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

As of March 31, 2024, the Class D shares of Defensive Strategy Fund and Core Market Strategy Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets at the date of the financial statements, and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Board has designated SIMC as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC has appointed a Valuation Committee and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable Net Asset Value (“NAV”) per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

SEI Asset Allocation Trust

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended March 31, 2024, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. As of and for the year ended March 31, 2024, the Funds did not utilize forward foreign currency contracts.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a distribution and shareholder services plan (the Distribution Plan) with respect to Class D Shares that allows Class D Shares to pay fees to service providers, based on average daily net assets of the Class D Shares, to compensate them for distribution services or shareholder services with respect to Class D Shares.

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2024

In addition, the Funds have adopted a shareholder services plan (the Service Plan) with respect to Class F, D and I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such Shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Funds’ Distribution, Service and Administrative Service Plans provide that distribution fees, shareholder service fees and administrative service fees, as applicable, will be paid to SEI Investments Distribution Co., which may then be used by SEI Investments Distribution Co. to compensate financial intermediaries for providing distribution, shareholder services or administrative services with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive or reimburse the Funds for all or a portion of their fees in order to keep total annual fund operating expenses (exclusive of acquired fund fees and expenses, interest from borrowings, brokerage commissions, taxes, trustees fees, proxy fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. These waivers and reimbursements are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The Administrator, Distributor, and Adviser for the Trust serve in the same capacity for the underlying affiliated investment companies.

The following is a summary of annual fees payable to the Adviser, and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Defensive Strategy Fund
Class F	0.10%	0.25%	—	—	0.21%
Class I	0.10%	0.25%	0.25%	—	0.46%
Defensive Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Conservative Strategy Fund
Class F	0.10%	0.25%	—	—	0.26%
Class D	0.10%	0.25%	—	0.75%	1.01%
Class I	0.10%	0.25%	0.25%	—	0.51%
Conservative Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Moderate Strategy Fund
Class F	0.10%	0.25%	—	—	0.31%
Class D	0.10%	0.25%	—	0.75%	1.06%
Class I	0.10%	0.25%	0.25%	—	0.56%
Moderate Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Tax-Managed Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Core Market Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class I	0.10%	0.25%	0.25%	—	0.60%
Core Market Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%

SEI Asset Allocation Trust

	Advisory Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Market Growth Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Market Growth Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%

*

These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

The Trust will pay the Administrator the following fees at the annual rate set forth below based upon the aggregate average daily net assets of the Trust:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Defensive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Defensive Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Aggressive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Tax-Managed Aggressive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended March 31, 2024, the Trust has not participated in the Program.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Administrator, the Adviser and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The

Administrator or the Adviser pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser and service providers.

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2024

4. CAPITAL SHARE TRANSACTIONS

For the year ended March 31, Capital Share transactions for the Funds were as follows (Thousands):

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
	2024	2023	2024	2023	2024	2023	2024	2023
Shares Issued and Redeemed:
Class F:
Shares Issued	589	203	10	29	147	580	90	101
Shares Issued in Lieu of Cash Distributions	41	50	15	11	135	229	127	95
Shares Redeemed	(822)	(464)	(95)	(116)	(1,757)	(1,634)	(359)	(613)
Total Class F Transactions	(192)	(211)	(70)	(76)	(1,475)	(825)	(142)	(417)
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	—	1	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	—	—	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	—	(7)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	—	(6)	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	11	1	N/A	N/A	1	1	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	—	N/A	N/A	—	1	N/A	N/A
Shares Redeemed	(3)	—	N/A	N/A	(4)	(1)	N/A	N/A
Total Class I Transactions	8	1	N/A	N/A	(3)	1	N/A	N/A
Decrease in Capital Shares	(184)	(210)	(70)	(76)	(1,478)	(830)	(142)	(417)

	Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2024	2023	2024	2023	2024	2023	2024	2023
Shares Issued and Redeemed:
Class F:
Shares Issued	381	475	115	85	228	358	46	161
Shares Issued in Lieu of Cash Distributions	237	751	265	276	280	1,384	156	295
Shares Redeemed	(1,754)	(2,251)	(571)	(604)	(2,242)	(1,681)	(184)	(599)
Total Class F Transactions	(1,136)	(1,025)	(191)	(243)	(1,734)	61	18	(143)
Shares Issued and Redeemed:
Class D:
Shares Issued	3	2	N/A	N/A	39	15	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	—	N/A	N/A	3	15	N/A	N/A
Shares Redeemed	(5)	(3)	N/A	N/A	(14)	(18)	N/A	N/A
Total Class D Transactions	(2)	(1)	N/A	N/A	28	12	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	24	26	N/A	N/A	122	83	N/A	N/A
Shares Issued in Lieu of Cash Distributions	4	14	N/A	N/A	16	87	N/A	N/A
Shares Redeemed	(50)	(5)	N/A	N/A	(229)	(67)	N/A	N/A
Total Class I Transactions	(22)	35	N/A	N/A	(91)	103	N/A	N/A
Increase (Decrease) in Capital Shares	(1,160)	(991)	(191)	(243)	(1,797)	176	18	(143)

SEI Asset Allocation Trust

	Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
	2024	2023	2024	2023	2024	2023	2024	2023
Shares Issued and Redeemed:
Class F:
Shares Issued	86	129	7	24	457	384	93	119
Shares Issued in Lieu of Cash Distributions	124	458	63	101	310	1,254	234	407
Shares Redeemed	(810)	(1,680)	(188)	(153)	(2,511)	(2,334)	(471)	(497)
Total Class F Transactions	(600)	(1,093)	(118)	(28)	(1,744)	(696)	(144)	29
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	4	11	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	3	15	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(124)	(20)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	(117)	6	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	—	—	N/A	N/A	37	24	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	—	N/A	N/A	5	38	N/A	N/A
Shares Redeemed	—	—	N/A	N/A	(216)	(69)	N/A	N/A
Total Class I Transactions	—	—	N/A	N/A	(174)	(7)	N/A	N/A
Increase (Decrease) in Capital Shares	(600)	(1,093)	(118)	(28)	(2,035)	(697)	(144)	29

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Class D and Class I shares currently not offered.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended March 31, 2024 were as follows ($ Thousands):

Total
Defensive Strategy Fund
Purchases	$6,252
Sales	7,876

Defensive Strategy Allocation Fund
Purchases	87
Sales	237

Conservative Strategy Fund
Purchases	6,642
Sales	21,044

Conservative Strategy Allocation Fund
Purchases	2,399
Sales	3,758

Moderate Strategy Fund
Purchases	24,168
Sales	36,056

Moderate Strategy Allocation Fund
Purchases	5,612
Sales	8,846

Aggressive Strategy Fund
Purchases	19,690
Sales	42,289

Total
Tax-Managed Aggressive Strategy Fund
Purchases	4,582
Sales	4,684

Core Market Strategy Fund
Purchases	8,057
Sales	13,491

Core Market Strategy Allocation Fund
Purchases	1,170
Sales	3,869

Market Growth Strategy Fund
Purchases	23,271
Sales	45,588

Market Growth Strategy Allocation Fund
Purchases	7,519
Sales	12,232

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of March 31, 2024, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2024

by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to reclassification of short-term capital gains received from affiliated funds and the reclassification of distributions. There is no permanent difference in the current year that would require a charge or credit to distributable earnings or Paid-in capital accounts.

These classifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended March 31, 2024 and March 31, 2023 were as follows ($ Thousands):

	Ordinary Income		Long- Capital	Term Gains	Return of Capital		Totals
	2024	2023	2024	2023	2024	2023	2024	2023
Defensive Strategy Fund	$409	$343	$–	$134	$–	$–	$409	$477
Defensive Strategy Allocation Fund	187	137	–	–	–	–	187	137
Conservative Strategy Fund	1,401	1,817	–	609	–	–	1,401	2,426
Conservative Strategy Allocation Fund	1,084	1,275	531	–	–	–	1,615	1,275
Moderate Strategy Fund	2,768	4,452	–	4,375	–	–	2,768	8,827
Moderate Strategy Allocation Fund	2,102	2,134	2,788	3,207	–	–	4,890	5,341
Aggressive Strategy Fund	2,001	4,275	1,735	14,554	285	–	4,021	18,829
Tax-Managed Aggressive Strategy Fund	1,561	1,439	2,509	5,839	–	–	4,070	7,278
Core Market Strategy Fund	1,251	2,194	–	2,415	–	–	1,251	4,609
Core Market Strategy Allocation Fund	465	430	914	1,652	–	–	1,379	2,082
Market Growth Strategy Fund	3,229	6,043	544	8,992	–	–	3,773	15,035
Market Growth Strategy Allocation Fund	2,523	2,363	4,161	8,492	–	–	6,684	10,855

As of March 31, 2024, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post- October Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings/ (Accumulated Losses)
Defensive Strategy Fund	$62	$—	$(305)	$—	$3	$(48)	$(288)
Defensive Strategy Allocation Fund	17	—	(1,673)	—	2	(128)	(1,782)
Conservative Strategy Fund	51	—	(2,225)	—	—	(1,194)	(3,368)
Conservative Strategy Allocation Fund	91	419	—	—	(1)	198	707
Moderate Strategy Fund	595	—	(3,609)	—	2	(5,890)	(8,902)
Moderate Strategy Allocation Fund	120	2,944	—	—	(2)	7,895	10,957
Aggressive Strategy Fund	—	—	(4,357)	—	—	8,914	4,557
Tax-Managed Aggressive Strategy Fund	51	1,116	—	—	(2)	38,293	39,458
Core Market Strategy Fund	30	—	(2,861)	—	—	(1,212)	(4,043)
Core Market Strategy Allocation Fund	—	1,357	—	—	—	11,048	12,405
Market Growth Strategy Fund	21	—	(3,960)	—	1	98	(3,840)
Market Growth Strategy Allocation Fund	107	4,113	—	—	(2)	61,885	66,103

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Funds had capital loss carryforwards at March 31, 2024 as follows ($ Thousands):

	Short-Term	Long-Term	Total
Defensive Strategy Fund	$24	$281	$305
Defensive Strategy Allocation Fund	545	1,128	1,673
Conservative Strategy Fund	27	2,198	2,225
Moderate Strategy Fund	324	3,285	3,609
Aggressive Strategy Fund	44	4,313	4,357
Core Market Strategy Fund	409	2,452	2,861

SEI Asset Allocation Trust

	Short-Term	Long-Term	Total
Market Growth Strategy Fund	$—	$3,960	$3,960

Amounts designated as “—“ are $0 or have been rounded to $0.

For Federal income tax purposes, the cost of investments owned at March 31, 2024, and the net realized gains or losses on investments sold for the period were different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at March 31, 2024, was as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Defensive Strategy Fund	$10,411	$154	$(202)	$(48)
Defensive Strategy Allocation Fund	2,677	—	(128)	(128)
Conservative Strategy Fund	33,788	835	(2,029)	(1,194)
Conservative Strategy Allocation Fund	17,625	2,417	(2,219)	198
Moderate Strategy Fund	92,051	2,182	(8,072)	(5,890)
Moderate Strategy Allocation Fund	44,408	13,493	(5,598)	7,895
Aggressive Strategy Fund	96,435	20,369	(11,455)	8,914
Tax-Managed Aggressive Strategy Fund	42,538	41,340	(3,047)	38,293
Core Market Strategy Fund	42,187	4,480	(5,692)	(1,212)
Core Market Strategy Allocation Fund	10,255	11,870	(822)	11,048
Market Growth Strategy Fund	115,711	15,130	(15,032)	98
Market Growth Strategy Allocation Fund	66,045	67,591	(5,706)	61,885

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

The Underlying SEI Funds and other investment companies and exchange traded products in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset Allocation Risk — The risk that SIMC's decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Exchange-Traded Products (ETPs) Risk — The risks of owning interests of an ETP, such as an ETF or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. By investing in an ETP, the Fund or an Underlying SEI Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2024

or an Underlying SEI Fund to sell such investments at inopportune times, which could result in losses to the Fund or an Underlying SEI Fund.

Investment Company Risk — When the Fund or an Underlying SEI Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund or an Underlying SEI Fund had invested directly in the underlying investments.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Sales Risk — A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales entered into by an Underlying SEI Fund expose the Fund to the risk that the Underlying SEI Fund will be required to buy a security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying SEI Fund and, therefore, the Fund, that is potentially unlimited. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the share price of an Underlying SEI Fund and, therefore, the Fund. Investment in short sales may also cause an Underlying SEI Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-

the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange listed stocks.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Underlying SEI Funds invest. Generally, the value of the Underlying SEI Funds’ fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by an Underlying SEI Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940, as amended (1940 Act), and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent

SEI Asset Allocation Trust

upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — As a result of the Fund's and certain Underlying SEI Funds' investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund or an Underlying SEI Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread Fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, an Underlying SEI Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Underlying SEI Fund’s and, in turn, the Fund’s value may fluctuate and/or the Underlying SEI Fund and the Fund may experience increased redemptions from shareholders, which may impact the Underlying SEI Fund’s and the Fund’s liquidity or force the Underlying SEI Fund and the Fund to sell securities into a declining or illiquid market.

Current Market Conditions Risk — Current market conditions risk is the risk that a particular investment, or shares of the Funds in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations that could directly impact the Funds, and any regulatory changes could adversely impact the Funds' ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Funds' assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. Advancements in

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Concluded)

March 31, 2024

technology may also adversely impact markets and the overall performance of the Funds.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to the current prospectus for a discussion of the risks associated with investing in the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of March 31, 2024, SPTC held of record the following:

Defensive Strategy Fund - Class F	56%
Defensive Strategy Allocation Fund - Class F	85%
Conservative Strategy Fund - Class F	83%
Conservative Strategy Fund - Class D	100%
Conservative Strategy Allocation Fund - Class F	88%
Moderate Strategy Fund - Class F	85%
Moderate Strategy Fund - Class D	69%
Moderate Strategy Allocation Fund - Class F	85%
Aggressive Strategy Fund - Class D	88%
Aggressive Strategy Fund - Class F	62%
Tax-Managed Aggressive Strategy Fund - Class F	90%
Core Market Strategy Fund - Class F	94%
Core Market Strategy Allocation Fund - Class F	93%
Market Growth Strategy Fund - Class F	84%
Market Growth Strategy Fund - Class D	43%
Market Growth Strategy Allocation Fund - Class F	84%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

10. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements through the date of issuance.

SEI Asset Allocation Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Asset Allocation Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Asset Allocation Trust, comprised of Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund (collectively, the Funds), including the schedules of investments, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

May 23, 2024

SEI Asset Allocation Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of March 31, 2024.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 77 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 83 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003). Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	98

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Asset Allocation Trust

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	98

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	98

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	92

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Asset Allocation Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 77 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.

				N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 44 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 56 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget Sudall One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2024

Anti-Money Laundering Compliance Officer and Privacy Officer. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Asset Allocation Trust

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2024

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from October 1, 2023 to March 31, 2024.

The table on this page illustrates your fund’s costs in two ways:

●    Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●    Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*
Defensive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,047.70	0.21%	$1.08
Class I	1,000.00	1,047.30	0.46	2.35
Hypothetical 5% Return
Class F	$1,000.00	$1,023.95	0.21%	$1.06
Class I	1,000.00	1,022.70	0.46	2.33

Defensive Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,033.40	0.35%	$1.78
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*
Conservative Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,066.00	0.26%	$1.34
Class D	1,000.00	1,062.20	1.01	5.21
Class I	1,000.00	1,064.20	0.51	2.63
Hypothetical 5% Return
Class F	$1,000.00	$1,023.70	0.26%	$1.32
Class D	1,000.00	1,019.95	1.01	5.10
Class I	1,000.00	1,022.45	0.51	2.58

Conservative Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,103.50	0.35%	$1.84
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

SEI Asset Allocation Trust

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

March 31, 2024

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*
Moderate Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,083.60	0.31%	$1.61
Class D	1,000.00	1,080.70	1.06	5.51
Class I	1,000.00	1,083.20	0.56	2.92
Hypothetical 5% Return
Class F	$1,000.00	$1,023.45	0.31%	$1.57
Class D	1,000.00	1,019.70	1.06	5.35
Class I	1,000.00	1,022.20	0.56	2.83

Moderate Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,127.60	0.35%	$1.86
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,161.20	0.35%	$1.89
Class D	1,000.00	1,157.10	1.10	5.93
Class I	1,000.00	1,159.60	0.60	3.24
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77
Class D	1,000.00	1,019.50	1.10	5.55
Class I	1,000.00	1,022.00	0.60	3.03

Tax-Managed Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,182.10	0.35%	$1.91
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

Core Market Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,110.60	0.35%	$1.85
Class I	1,000.00	1,114.10	— ^	—	^
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77
Class I	1,000.00	1,025.00	— ^	—	^

Core Market Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,181.80	0.35%	$1.91
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

Market Growth Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,128.70	0.35%	$1.86
Class D	1,000.00	1,124.20	1.10	5.84
Class I	1,000.00	1,126.20	0.60	3.19
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77
Class D	1,000.00	1,019.50	1.10	5.55
Class I	1,000.00	1,022.00	0.60	3.03

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratios	Expenses Paid During Period*
Market Growth Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,181.70	0.35%	$1.91
Hypothetical 5% Return
Class F	$1,000.00	$1,023.25	0.35%	$1.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

^	The class I is expected to run at the expense limit of 0.60% when assets increase.

SEI Asset Allocation Trust

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BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Asset Allocation Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by the Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s investment advisory agreement be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of the investment advisory agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of the initial approval and such renewals, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to renew an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve the existing Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”); (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the December 4–6, 2023 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved a brief extension of the Advisory Agreement to accommodate a revised Spring meeting schedule. Typically, the Trustees renew the Advisory Agreement at the first quarterly in-person meeting of the calendar year in March. Agreements regularly renewed at the March meeting expire on April 1 of the following year. Because the first quarterly in-person meeting of the Board in calendar year 2024 was held on April 2-4, the Advisory Agreement would have expired prior to the meeting, without the extension. Accordingly, the Board voted in-person at the December 4-6, 2023 meeting to extend the Advisory Agreement until the April 2-4, 2024 meeting. In evaluating whether to approve the extension of the Advisory Agreement, the Board considered the information made available to it throughout the course of the year by representatives of the SEI investment and compliance teams. At the April 2-4, 2024 meeting, the Board evaluated the Advisory Agreement in accordance with the renewal process

SEI Asset Allocation Trust

that it typically applies during the annual contract renewal each Spring. Although outside the scope of the period covered by this report, the Board’s renewal of the Advisory Agreement at the April 2-4, 2024 meeting of the Board is discussed herein, consistent with prior shareholder reports of the Funds. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings, such as the December 4-6, 2023 meeting. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support the renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported the renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult

SEI Asset Allocation Trust

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on January 31, 2024, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2023 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Asset Allocation Trust

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2024 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 2024 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended March 31, 2024, the funds of the SEI Asset Allocation Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Return of Capital	(B) Long-Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Corporate Dividends Received Deduction (1)
Defensive Strategy Fund	0.00%	0.00%	100.00%	100.00%	4.75%
Defensive Strategy Allocation Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Conservative Strategy Fund	0.00%	0.00%	100.00%	100.00%	8.28%
Conservative Strategy Allocation Fund	0.00%	32.89%	67.11%	100.00%	12.61%
Moderate Strategy Fund	0.00%	0.00%	100.00%	100.00%	12.30%
Moderate Strategy Allocation Fund	0.00%	57.02%	42.98%	100.00%	30.24%
Aggressive Strategy Fund	7.62%	46.45%	45.93%	100.00%	25.45%
Tax-Managed Aggressive Strategy Fund	0.00%	61.64%	38.36%	100.00%	36.00%
Core Market Strategy Fund	0.00%	0.00%	100.00%	100.00%	10.60%
Core Market Strategy Allocation Fund	0.00%	66.23%	33.77%	100.00%	36.21%
Market Growth Strategy Fund	0.00%	14.41%	85.59%	100.00%	17.07%
Market Growth Strategy Allocation Fund	0.00%	62.26%	37.74%	100.00%	36.27%

Fund	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gains Distribution (5)	Qualifying Business Income (6)
Defensive Strategy Fund	6.48%	21.29%	85.28%	0.00%	0.11%
Defensive Strategy Allocation Fund	0.00%	26.29%	98.44%	0.00%	0.00%
Conservative Strategy Fund	11.81%	15.99%	81.78%	0.00%	0.09%
Conservative Strategy Allocation Fund	12.61%	6.79%	88.68%	0.00%	5.06%
Moderate Strategy Fund	17.08%	18.51%	63.27%	0.00%	0.12%
Moderate Strategy Allocation Fund	33.41%	7.02%	73.84%	0.00%	2.52%
Aggressive Strategy Fund	57.22%	8.52%	43.79%	0.00%	0.03%
Tax-Managed Aggressive Strategy Fund	54.94%	0.02%	45.23%	100.00%	0.00%
Core Market Strategy Fund	21.82%	15.95%	65.81%	0.00%	0.17%
Core Market Strategy Allocation Fund	54.43%	0.02%	45.56%	100.00%	0.00%
Market Growth Strategy Fund	33.33%	13.61%	59.81%	0.00%	0.18%
Market Growth Strategy Allocation Fund	55.11%	0.02%	45.90%	100.00%	0.00%

Items (A), (B) and (C) are based on the percentage of the Funds total distribution.

(1) The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a perecentage of ordinary income distributions (the total of short-term capital gain and net investment income distrubtions). It is the intention of the Fund to designate the maximum amount permitted by the Law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

SEI Asset Allocation Trust

NOTICE TO SHAREHOLDERS (Unaudited) (Concluded)

(4) The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6) The percentage in this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

SEI Asset Allocation Trust

SEI ASSET ALLOCATION TRUST ANNUAL REPORT MARCH 31, 2024

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Controller and Chief Financial Officer

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget Sudall

Anti-Money Laundering Compliance Officer

and Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-121 (3/24)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Susan C. Cote. Ms. Cote is independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2024 and 2023 as follows:

		Fiscal Year 2024			Fiscal Year 2023
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$147,910	$0	N/A	$147,910	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$363,759	$0	$0	$334,750	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2024	Fiscal 2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2024 and 2023 were $363,759 and $334,750, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Reserved.

Item 8. Reserved.

Item 9. Reserved.

Item 10. Reserved.

Item 11. Reserved.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not Applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Asset Allocation Trust

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: June 7, 2024

By	/s/ Glenn R. Kurdziel
Glenn R. Kurdziel, Controller & CFO

Date: June 7, 2024